SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                         ------------------------



                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  August 11, 2000




                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Maryland                    001-13145                 36-4150422
---------------         -----------------------       --------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)




200 East Randolph Drive, Chicago, IL                           60601
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.


      Financial statements for the years ended December 31, 1998 and December 31, 1999 and for the quarters ended March 31, 1999 and March 31, 2000 are being filed as part of this report. The financial statements filed as part of this report are identical to those previously filed by Jones Lang LaSalle in its Form 10-K for the year ended December 31, 1999 and its Form 10-Q for the quarter ended March 31, 2000, except that the financial statements filed as part of this report include an additional footnote providing financial information for Jones Lang LaSalle Incorporated, Jones Lang LaSalle Finance B.V. (the subsidiary which is the issuer of euro 165,000,000 of notes (the "Notes") and the borrower under Jones Lang LaSalle's corporate credit agreement (the "Credit Agreement")), the subsidiaries which are guarantors with respect to the Notes and the Credit Facility and the subsidiaries which are not guarantors with respect to the Notes and the Credit Facility.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS

     The following exhibit is included with this Report:

      23.   Consent of KPMG LLP


     FINANCIAL STATEMENTS

                INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                     Page
                                                                     ----

Jones Lang LaSalle Incorporated -
  Consolidated Financial Statements

    Report of KPMG LLP, Independent Auditors . . . . . . . . . .        4

    Consolidated Balance Sheets as of December 31,
      1999 and 1998. . . . . . . . . . . . . . . . . . . . . . .        5

    Consolidated Statements of Earnings For the Years Ended
      December 31, 1999, 1998 and 1997 . . . . . . . . . . . . .        7

    Consolidated Statements of Stockholders' Equity
      For the Years Ended December 31, 1999, 1998 and 1997 . . .        9

    Consolidated Statements of Cash Flows For the
      Years Ended December 31, 1999, 1998 and 1997 . . . . . . .       12

    Notes to Consolidated Financial Statements . . . . . . . . .       14

    Consolidated Balance Sheets as of March 31, 2000 and
      December 31, 1999 (Unaudited). . . . . . . . . . . . . . .       44

    Consolidated Statements of Earnings and Comprehensive
      Income For the Three Months Ended March 31, 2000
      and 1999 (Unaudited) . . . . . . . . . . . . . . . . . . .       46

    Consolidated Statements of Stockholders' Equity
      for the Periods Ended March 31, 2000 and
      December 31, 1999 (Unaudited). . . . . . . . . . . . . . .       47

    Consolidated Statements of Cash Flows for the
      Three Months Ended March 31, 2000 and 1999 (Unaudited) . .       49

    Notes to Consolidated Financial Statements . . . . . . . . .       51

                       INDEPENDENT AUDITORS' REPORT





The Stockholders and
Board of Directors of
Jones Lang LaSalle Incorporated:


      We have audited the accompanying consolidated balance sheets of Jones Lang LaSalle Incorporated and subsidiaries and their predecessors as of December 31, 1999 and 1998 and the related consolidated statements of earnings, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jones Lang LaSalle Incorporated and subsidiaries and their predecessors as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.






                                    /S/ KPMG LLP




Chicago, Illinois
February 7, 2000, except as to note 14
      which is as of June 22, 2000

                      JONES LANG LASALLE INCORPORATED

          CONSOLIDATED BALANCE SHEETS DECEMBER 31, 1999 AND 1998
                    ($ in thousands, except share data)




                                                   1999          1998
                                                ----------    ----------
          ASSETS
          ------

Current assets:
  Cash and cash equivalents. . . . . . . . .    $   23,308    $   16,941
  Trade receivables, net of allowances
    of $9,871 and $3,978 in 1999 and 1998,
    respectively . . . . . . . . . . . . . .       270,593       116,965
  Notes receivable and advances to
    real estate ventures . . . . . . . . . .         4,519        17,042
  Other receivables. . . . . . . . . . . . .         7,045         3,385
  Income tax refund receivable . . . . . . .        14,500         --
  Prepaid expenses . . . . . . . . . . . . .         9,598         2,185
  Deferred tax assets. . . . . . . . . . . .        13,673         9,926
  Other assets . . . . . . . . . . . . . . .         5,446         --
                                                ----------    ----------

        Total current assets . . . . . . . .       348,682       166,444
                                                ----------    ----------

Property and equipment, at cost,
  less accumulated depreciation
  of $55,943 and $35,859 in 1999 and
  1998, respectively . . . . . . . . . . . .        76,470        28,773
Intangibles resulting from business
  acquisitions and JLW merger,
  net of accumulated amortization
  of $27,515 and $11,961 in 1999
  and 1998, respectively . . . . . . . . . .       367,215       229,437
Investments in real estate ventures. . . . .        67,305        52,976
Long-term receivables, net . . . . . . . . .        27,962        10,950
Prepaid pension asset. . . . . . . . . . . .        23,956         --
Deferred tax assets. . . . . . . . . . . . .         5,270           660
Other assets, net. . . . . . . . . . . . . .         7,940         1,681
                                                ----------    ----------

                                                $  924,800    $  490,921
                                                ==========    ==========




















       See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

                                                   1999          1998
                                                ----------    ----------
          LIABILITIES AND
          STOCKHOLDERS' EQUITY
          --------------------

Current liabilities:
  Accounts payable and accrued liabilities .    $   88,257    $   51,101
  Accrued compensation . . . . . . . . . . .       142,960        58,398
  Short-term borrowings. . . . . . . . . . .       162,643         --
  Other liabilities. . . . . . . . . . . . .        26,259         8,324
                                                ----------    ----------

        Total current liabilities. . . . . .       420,119       117,823

Long-term liabilities:
  Credit facilities. . . . . . . . . . . . .       159,743       202,923
  Deferred tax liabilities . . . . . . . . .         7,535         --
  Other. . . . . . . . . . . . . . . . . . .        12,878           603
                                                ----------    ----------

        Total liabilities. . . . . . . . . .       600,275       321,349

Commitments and contingencies

Minority interest in consolidated
  subsidiaries . . . . . . . . . . . . . . .           589         --

Stockholders' equity:
  Common stock, $.01 par value per share,
    100,000,000 shares authorized;
    30,285,472 and 16,264,176 shares
    issued and outstanding as of
    December 31, 1999 and 1998,
    respectively . . . . . . . . . . . . . .           303           163
  Additional paid-in capital . . . . . . . .       442,699       123,543
  Unallocated ESOT shares. . . . . . . . . .            (7)        --
  Deferred stock compensation. . . . . . . .       (70,106)        --
  Retained earnings (deficit). . . . . . . .       (50,050)       44,792
  Accumulated other comprehensive income . .         1,097         1,074
                                                ----------    ----------

        Total stockholders' equity . . . . .       323,936       169,572
                                                ----------    ----------

                                                $  924,800    $  490,921
                                                ==========    ==========














       See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

                    CONSOLIDATED STATEMENTS OF EARNINGS
               YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                    ($ in thousands, except share data)



                                      1999          1998        1997 (1)
                                   ----------    ----------   ----------
Revenue:
  Fee based services . . . . . .   $  736,042    $  289,296   $  219,911
  Equity in earnings from
    unconsolidated ventures. . .        6,218         3,911        3,238
  Gain on sale of business . . .        7,502         --           --
  Other income . . . . . . . . .        5,677         2,257        1,624
                                   ----------    ----------   ----------
        Total revenue. . . . . .      755,439       304,464      224,773

Operating expenses:
  Compensation and benefits. . .      477,658       172,982      123,281
  Operating, administrative
    and other. . . . . . . . . .      161,007        70,164       57,285
  Depreciation and amortization.       36,676        13,455        9,093
                                   ----------    ----------   ----------
        Total operating expenses
          before merger related
          non-recurring charges.      675,341       256,601      189,659

Merger related non-recurring
 charges:
  Stock compensation expense . .      101,579         --           --
  Integration and transition
    expenses . . . . . . . . . .       49,822        10,021        --
                                   ----------    ----------   ----------
        Total merger related
          non-recurring charges.      151,401        10,021        --
                                   ----------    ----------   ----------
        Total operating
          expenses . . . . . . .      826,742       266,622      189,659

        Operating income (loss).      (71,303)       37,842       35,114

Interest expense, net of
  interest income. . . . . . . .       18,211         4,153        3,995
                                   ----------    ----------   ----------

Earnings (loss) before
  provision for income taxes . .      (89,514)       33,689       31,119

Net provision for income taxes .        5,328        13,224        5,279
                                   ----------    ----------   ----------

        Net earnings (loss). . .   $  (94,842)   $   20,465   $   25,840
                                   ==========    ==========   ==========

                      JONES LANG LASALLE INCORPORATED

                                      1999          1998        1997 (1)
                                   ----------    ----------   ----------

Other comprehensive income,
 net of tax:

  Foreign currency translation
    adjustments. . . . . . . . .           23           444         (469)
                                   ==========    ==========   ==========

  Comprehensive income (loss). .   $  (94,819)   $   20,909   $   25,371
                                   ==========    ==========   ==========

Basic earnings (loss)
  per common share . . . . . . .   $    (4.20)   $     1.26   $     1.50
                                   ==========    ==========   ==========

Basic weighted average shares
  outstanding. . . . . . . . . .   22,607,350    16,215,478   16,200,000
                                   ==========    ==========   ==========

Diluted earnings (loss)
  per common share . . . . . . .   $    (4.20)   $     1.25   $     1.49
                                   ==========    ==========   ==========

Diluted weighted average
  shares outstanding . . . . . .   22,607,350    16,387,721   16,329,613
                                   ==========    ==========   ==========


------------

(1) Earnings per share for 1997 is calculated based on earnings for the period from conversion to corporate form, July 22, 1997, through December 31, 1997.


























       See accompanying notes to consolidated financial statements.

                                          JONES LANG LASALLE INCORPORATED

                                  CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                               FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                        ($ in thousands, except share data)

                                                                                  Partners'     Accu-
                                                                                   Capital     mulated
                                                                                  (Deficit)     Other
                                         Addi-      Unallo-   Deferred               Pre-      Compre-
                      Common Stock       tional     cated      Stock   Retained    decessor    hensive
                  --------------------   Paid-In    ESOT      Compen-  Earnings    Partner-    Income
                    Shares     Amount    Capital    Shares    sation   (Deficit)    ships      (loss)    Total
                  ----------  --------  --------   --------   -------- ---------  ---------   --------  --------

Balances at
 December 31,
 1996. . . . . . .      -       $  -     $  -       $  -       $  -      $  -      $23,148     $1,099   $24,247
  Net earnings
   (through
   July 21, 1997).      -          -        -          -          -         -        1,513        -       1,513
  Distributions. .      -          -        -          -          -         -      (14,835)       -     (14,835)
  Acquisition of
    Galbreath
    common stock .      -          -        -          -          -         -       29,292        -      29,292
  Effect of the
    reorganiza-
    tion . . . . .12,200,000      122    38,996        -          -         -      (39,118)       -         -
Net proceeds
 from the
 initial Offer-
 ing . . . . . . .4,000,000         40   82,782        -          -         -          -          -      82,822

Cumulative effect
 of foreign
 currency
 translation
 adjustments . . .      -         -         -          -          -         -          -         (565)     (565)
                 ----------   -------- --------   --------   --------  --------   --------   --------  --------




                                          JONES LANG LASALLE INCORPORATED

                            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY - CONTINUED


                                                                                  Partners'     Accu-
                                                                                   Capital     mulated
                                                                                  (Deficit)     Other
                                         Addi-      Unallo-   Deferred               Pre-      Compre-
                      Common Stock       tional     cated      Stock   Retained    decessor    hensive
                  --------------------   Paid-In    ESOT      Compen-  Earnings    Partner-    Income
                    Shares     Amount    Capital    Shares    sation   (Deficit)    ships      (loss)    Total
                  ----------  --------  --------   --------   -------- ---------  ---------   --------  --------

Balances after
 the reorganiza-
 tion and initial
 Offering. . . . .16,200,000      162   121,778        -          -         -          -          534   122,474

Net earnings
 (July 22, 1997
 through Decem-
 ber 31, 1997) . .      -         -         -          -          -      24,327        -          -      24,327
Cumulative effect
 of foreign
 currency trans-
 lation adjust-
 ments . . . . . .      -         -         -          -          -         -          -           96        96
                 ----------   -------- --------   --------   --------  --------   --------   --------  --------
Balances at
 December 31,
 1997. . . . . . .16,200,000      162   121,778        -          -      24,327        -          630   146,897

Net earnings . . .      -         -         -          -          -      20,465        -          -      20,465
Shares issued
 under stock
 purchase
 plan. . . . . . .   64,176         1     1,765        -          -         -          -          -       1,766
Cumulative
 effect of
 foreign
 currency
 translation
 adjustments . . .      -         -         -          -          -         -          -          444       444
                 ----------   -------- --------   --------   --------  --------   --------   --------  --------
Balances at
 December 31,
 1998. . . . . . .16,264,176      163   123,543        -          -      44,792        -        1,074   169,572





                                          JONES LANG LASALLE INCORPORATED

                            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY - CONTINUED


                                                                                  Partners'     Accu-
                                                                                   Capital     mulated
                                                                                  (Deficit)     Other
                                         Addi-      Unallo-   Deferred               Pre-      Compre-
                      Common Stock       tional     cated      Stock   Retained    decessor    hensive
                  --------------------   Paid-In    ESOT      Compen-  Earnings    Partner-    Income
                    Shares     Amount    Capital    Shares    sation   (Deficit)    ships      (loss)    Total
                  ----------  --------  --------   --------   -------- ---------  ---------   --------  --------

Net loss . . . . .      -         -         -          -          -     (94,842)       -          -     (94,842)

Shares issued in
 connection with:
  Stock option
    plan . . . . .   21,292       -         495        -          -         -          -          -         495
Stock purchase
 programs. . . . .  199,587         2     3,695        -          -         -          -          -       3,697
Share activity
 related to
 JLW merger:
  Shares issued
   at closing. . .14,254,116      143   355,233         (9)  (160,253)      -          -          -     195,114
Adjustment shares
  subsequently
  retained . . . . (453,699)       (5)   (8,462)       -          -         -          -          -      (8,467)
ESOT shares
 allocated . . . .      -         -       1,597          2        -         -          -          -       1,599
Stock compensa-
 tion adjust-
 ments . . . . . .      -         -     (33,402)       -       27,906       -          -          -      (5,496)
Amortization of
 deferred stock
 compensation. . .      -         -         -          -       62,241       -          -          -      62,241
Cumulative effect
 of foreign
 currency
 translation
 adjustments . . .      -         -         -          -          -         -          -           23        23
                 ----------   -------  --------    -------   --------  --------    --------   -------  --------
Balances at
 December 31,
 1999. . . . . . .30,285,472  $   303  $442,699    $    (7)  $(70,106) $(50,050)   $   -      $ 1,097  $323,936
                 ==========   ======== ========    =======   ========  ========    ========   =======  ========

                           See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

                   CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                             ($ in thousands)



                                      1999          1998         1997
                                   ----------    ----------   ----------
Cash flows from operating
 activities:
  Net earnings (loss). . . . . .     $(94,842)   $   20,465   $   25,840
  Reconciliation of net earnings
   (loss) to net cash provided by
   (used in) operating activities:
    Depreciation and amortiza-
      tion . . . . . . . . . . .       36,676        13,455        9,093
    Equity in earnings and gain
      on sale from unconsolidated
      ventures . . . . . . . . .       (6,218)       (3,911)      (3,238)
    Provision for loss on
      receivables and other
      assets . . . . . . . . . .        2,744         4,009        2,640
    Stock compensation expense .       101,143        --           --
    Amortization of deferred
      compensation . . . . . . .        2,070           229        --
    Tax benefit on conversion
      to corporate form. . . . .        --            --          (6,842)
  Changes in:
    Receivables. . . . . . . . .      (49,962)      (28,504)       9,631
    Prepaid expenses and
      other assets . . . . . . .      (10,442)       (3,760)       1,864
    Deferred tax assets and
      income tax refund
      receivable . . . . . . . .      (19,479)        --           --
    Accounts payable, accrued
      liabilities and accrued
      compensation . . . . . . .        5,544        17,255       (2,429)
                                   ----------    ----------   ----------
        Net cash (used in)
          provided by operating
          activities . . . . . .      (32,766)       19,238       36,559

Cash flows provided by (used in)
 investing activities:
  Net capital additions -
    property and equipment . . .      (36,848)      (15,592)      (6,277)
  Cash paid in connection with
    merger with Jones Lang
    Wootton, net of cash
    balances assumed (Note 3). .      (27,704)        --           --
  Other acquisitions,
    net of cash balances
    assumed. . . . . . . . . . .       (3,030)     (178,919)       1,008
  Investments in real estate
   ventures: . . . . . . . . . .
    Capital contributions and
      advances to real estate
      ventures . . . . . . . . .      (25,491)      (51,347)     (16,546)
    Distributions, repayments
      of advances and sale of
      investments. . . . . . . .       25,930        10,493       11,707
                                   ----------    ----------   ----------
        Net cash used in
          investing activities .      (67,143)     (235,365)     (10,108)

                      JONES LANG LASALLE INCORPORATED

                                      1999          1998         1997
                                   ----------    ----------   ----------

Cash flows provided by (used
 in) financing activities:
  Proceeds from borrowings
    under credit facilities. . .      326,004       356,929       92,300
  Repayments of borrowings
    under credit facilities. . .     (223,479)     (154,552)    (126,202)
  Net repayments under long-
    term notes payable . . . . .        --            --         (37,213)
  Common stock issued under
    stock option plan and
    stock purchase programs. . .        4,192         --           --
  Distributions to partners. . .        --            --         (14,835)
  Net proceeds from the
    initial Offering . . . . . .        --            --          82,822
                                   ----------    ----------   ----------
        Net cash provided by
          (used in) financing
          activities . . . . . .      106,717       202,377       (3,128)

Effects of foreign currency
  translation on cash balances .         (441)           31          130
                                   ----------    ----------   ----------

  Net increase (decrease)
    in cash and. . . . . . . . .        6,367       (13,719)       23,453
  Cash and cash equivalents,
    January 1. . . . . . . . . .       16,941        30,660        7,207
                                   ----------    ----------   ----------
  Cash and cash equivalents,
    December 31. . . . . . . . .   $   23,308    $   16,941   $   30,660
                                   ==========    ==========   ==========

Supplemental disclosure of
 cash flow information:
  Cash paid during the period
   for:
    Interest . . . . . . . . . .   $   20,448     $   3,215    $   4,195
    Taxes, net of refunds. . . .       20,763         2,881        9,910
  Non-cash investing and
   financing activities: . . . .
    Acquisitions and merger:
      Shares issued in connec-
        tion with merger and
        acquisition. . . . . . .      141,918         --          29,292
      Fair value of assets
        acquired . . . . . . . .     (218,514)      (23,257)     (12,448)
      Fair value of liabilities
        assumed. . . . . . . . .      197,556        22,652       14,740
      Goodwill . . . . . . . . .     (151,694)     (178,314)     (30,576)
                                   ----------    ----------   ----------
        Cash paid, net of cash
          balances assumed . . .   $  (30,734)   $ (178,919)  $    1,008
                                   ==========    ==========   ==========






       See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                (in millions, except where otherwise noted)


(1)  ORGANIZATION

      Jones Lang LaSalle Incorporated ("Jones Lang LaSalle") is a leading full-service real estate services firm that provides investment management, hotel acquisition, disposition, strategic advisory and valuation, property management, corporate property services, development services, project management, tenant and agency leasing, investment disposition, acquisition, financing and capital placement services on a local, regional and global basis. With over 7,000 employees in more than 100 markets on five continents, Jones Lang LaSalle is able to satisfy local, regional and international service needs. The ability to provide this network of services around the globe was solidified effective March 11, 1999 with the merger of the business of the Jones Lang Wootton companies ("JLW") with those of LaSalle Partners Incorporated ("LaSalle Partners"). In connection with this merger, the name of the company was changed from LaSalle Partners Incorporated to Jones Lang LaSalle Incorporated (see Note 3).

      Jones Lang LaSalle, formerly LaSalle Partners Incorporated [successor to LaSalle Partners Limited Partnership and LaSalle Partners Management Limited Partnership (collectively, the "Predecessor Partnerships")], was incorporated in Maryland on April 15, 1997. On July 22, 1997, LaSalle Partners completed an initial public offering (the "Offering") of 4,000,000 shares of LaSalle Partners common stock, $.01 par value per share (the "Common Stock"). In addition, all of the partnership interests held in the Predecessor Partnerships were contributed to LaSalle Partners, pursuant to agreements among the general and limited partners, in exchange for an aggregate of 12,200,000 shares of common stock. The contribution occurred immediately prior to the closing of the Offering. The 4,000,000 shares were offered at $23 per share, aggregating $82.8 million, net of offering costs, of which $63.5 million was used to retire long-term debt and related interest.

      The Predecessor Partnerships were subject to a reorganization as part of Jones Lang LaSalle's incorporation. Due to the existence of a paired share arrangement between the Predecessor Partnerships and between the former general partners of the Predecessor Partnerships, as well as the existence of identical ownership before and after the incorporation of the Predecessor Partnerships, such transactions were accounted for in a manner similar to the accounting used for a pooling of interests. Thus, the financial statements include the financial positions and results of operations of the Predecessor Partnerships at their historical basis.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      PRINCIPLES OF CONSOLIDATION

      The consolidated financial statements include the accounts of Jones Lang LaSalle and their majority-owned-and-controlled partnerships and subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

      CASH HELD FOR OTHERS

      Jones Lang LaSalle controls certain cash and cash equivalents as agents for its investment and property management clients. Such amounts are not included in the accompanying Consolidated Balance Sheets.

      STATEMENT OF CASH FLOWS

      Cash and cash equivalents include demand deposits and investments in U.S. Treasury instruments (generally held available for sale) with maturities of three months or less. The combined carrying value of such investments of $5.6 million and $3.0 million at December 31, 1999 and 1998, respectively, approximates their market value.

      IMPAIRMENT OF LONG-LIVED ASSETS

      Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or a change in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying value of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

      INVESTMENTS IN REAL ESTATE VENTURES

      Jones Lang LaSalle has limited partner, general partner and limited liability company interests in various real estate ventures with interests generally ranging from less than 1% to 49.5% which are accounted for using the equity method. In instances where Jones Lang LaSalle exercises temporary control over co-investments, such investments are accounted for under the equity method.

      INTANGIBLES RESULTING FROM BUSINESS ACQUISITIONS AND JLW MERGER

      Intangibles resulting from business acquisitions and the JLW merger are amortized on a straight-line basis over the estimated lives (generally eight to 40 years) of the related assets. Jones Lang LaSalle periodically evaluates the recoverability of the carrying amount of intangibles resulting from business acquisitions and mergers by assessing whether any impairment indications are present, including substantial recurring operating deficits or significant adverse changes in legal or economic factors that affect the businesses acquired. If such analysis indicates impairment, the intangible asset would be adjusted in the period such changes occurred based on its estimated fair value, which is derived from expected cash flow of the businesses.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      Jones Lang LaSalle's financial instruments include cash and cash equivalents, receivables, accounts payable, notes payable, interest rate swap agreements and foreign currency exchange contracts. The estimated fair value of cash and cash equivalents, receivables and payables approximates their carrying amounts due to the short maturity of these instruments. The estimated fair value of Jones Lang LaSalle's credit facilities approximates their carrying value due to their variable interest rate terms. The fair value of interest rate swaps is estimated, using third-party quotes, as the amount that Jones Lang LaSalle would receive or pay to execute a new agreement with terms identical to those remaining on the current agreement, considering current interest rates. The fair value of forward foreign currency exchange contracts is estimated by valuing the net position of the contracts using the applicable spot rates and forward rates as of the reporting date.

      FOREIGN CURRENCY TRANSLATION

      The financial statements of subsidiaries located outside the United States, except those subsidiaries located in highly inflationary economies, are generally measured using the local currency as the functional currency. The assets and liabilities of these subsidiaries are translated at the rates of exchange at the balance sheet date with the resulting translation adjustments included as a separate component of stockholders' equity and comprehensive income. Income and expense are translated at average monthly rates of exchange. Gains and losses from foreign currency transactions are included in net earnings. For subsidiaries operating in highly inflationary economies, the associated gains and losses from balance sheet translation adjustments are included in net earnings.

      DERIVATIVE INSTRUMENTS

      Jones Lang LaSalle has entered into interest rate swap agreements as a hedge against a portion of its credit facilities in order to manage interest rate risk. Fees, if any, related to these agreements are amortized using the effective interest method over the life of the agreements. As of December 31, 1999 and 1998, Jones Lang LaSalle had interest rate swap agreements in effect with a notional amount of $55.0 million with an approximate market value of $.2 million.

      Interest rate swap agreements are contracts that represent an exchange of interest payments and the underlying principal balances of the assets or liabilities are not affected. Net settlement amounts are reported as adjustments to interest income or interest expense. Gains and losses from the termination of interest rate swaps are deferred and amortized over the remaining lives of the interest rate swap agreements. If the balance of the liability falls below that of the notional amount of the derivative, the excess portion of the derivative is marked-to-market with a corresponding effect on current earnings.

      Jones Lang LaSalle also enters into forward foreign currency exchange contracts on a limited basis to manage currency risks and reduce its exposure resulting from fluctuations in the designated foreign currency associated with existing commitments, assets or liabilities. The associated gains and losses are deferred and are recognized in income upon settlement of the related transaction. At December 31, 1999, Jones Lang LaSalle had forward foreign currency exchange contracts in effect with a notional value of $5.7 million with no market value and no carrying value. There were no forward exchange contracts in effect at December 31, 1998.

      Jones Lang LaSalle does not enter into derivative financial instruments for trading or speculative purposes.

      EARNINGS PER SHARE

      The basic and diluted losses per common share for the year ended December 31, 1999 were calculated based on basic weighted average shares outstanding of 22,607,350. Consideration shares issued as a result of the merger with JLW, to the extent included, have been weighted as of March 11, 1999. As a result of the operating loss incurred for the period, diluted weighted average shares outstanding for the year ended December 31, 1999 do not give effect to common stock equivalents as to do so would be anti-dilutive. These common stock equivalents consist principally of consideration shares issued in connection with the JLW merger that are subject to vesting provisions or are contingently returnable. Basic earnings per share for the year ended December 31, 1998 and for the period from conversion to corporate form, July 22, 1997, through December 31, 1997 were based on weighted average shares outstanding of 16,215,478 and 16,200,000, respectively. Diluted earnings per share for the year ended December 31, 1998 and for the period from conversion to corporate form, July 22, 1997, through December 31, 1997 were based on weighted average shares outstanding of 16,387,721 and 16,329,613, respectively. These amounts reflect an increase of 172,243 shares and 129,613 shares, respectively, primarily representing the dilutive effect of outstanding stock options whose exercise price was less than the average market price of Jones Lang LaSalle's stock for the period, and, to a lesser extent, the dilutive effect of shares to be issued under employee stock compensation programs.

      REVENUE RECOGNITION

      Advisory and management fees are recognized in the period in which the services are performed. Transaction commissions are recorded as income at the time the related services are provided unless significant future contingencies exist. Development services fees are generally recognized as billed, which approximates the percentage of completion method of accounting. Incentive fees are recorded in accordance with specific terms of each compensation agreement and are typically tied to performance that is measured at contractual milestones, such as the disposition of an asset, or at the conclusion of a given project. Fees recognized in the current period that are expected to be received beyond one year have been discounted to the present value of future expected payments. Pursuant to contractual arrangements, accounts receivable includes unbilled amounts of $70.9 million and $32.3 million at December 31, 1999 and 1998, respectively.

      For financial statement presentation purposes, certain one-time leasing commission payments, aggregating $10.8 million in 1997, made to former Galbreath employees related to contracts in progress at the acquisition date have been presented as a reduction of related commission revenue.

      DEPRECIATION

      Depreciation and amortization is calculated for financial reporting purposes primarily using the straight-line method based on the estimated useful lives of the assets. Furniture, fixtures and equipment totaling $34.4 million and $18.0 million at December 31, 1999 and 1998, respectively, are generally depreciated over seven years. Computer equipment and software totaling $59.7 million and $33.3 million at December 31, 1999 and 1998, respectively, are generally depreciated over three to five years. Leasehold improvements totaling $26.2 million and $13.3 million at December 31, 1999 and 1998, respectively, are amortized over the lease periods which generally range from one to ten years. Automobiles totaling $12.1 million at December 31, 1999 are generally depreciated using a declining balance method over three to five years. There were no automobiles at December 31, 1998.

      INCOME TAXES

      Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      STOCK-BASED COMPENSATION

      Jones Lang LaSalle grants stock options for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. Jones Lang LaSalle follows the requirements of the Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees" in accounting for stock-based compensation, and accordingly, recognizes no compensation expense for stock option grants, but provides the pro forma disclosures required by the Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation."

      RECLASSIFICATIONS

      Certain 1998 and 1997 amounts have been reclassified to conform with the 1999 presentation.


(3)  ACQUISITIONS AND MERGER

      ACQUISITIONS

      On October 1, 1998, Jones Lang LaSalle acquired all of the common stock of the following real estate service companies formerly owned by Lend Lease Corporation ("Lend Lease"): Compass Management and Leasing, Inc. and its wholly owned subsidiaries; The Yarmouth Group Property
Management, Inc.; and ERE Yarmouth Retail, Inc. (formerly Compass
Retail, Inc.). On October 31, 1998, Jones Lang LaSalle also acquired Compass Management and Leasing (Australia) Pty Limited, the Lend Lease property and facility management business in Australia. Atlanta-based Compass Management and Leasing, Inc. was a global real estate management firm, with operations across the United States, United Kingdom, South America and Australia. Jones Lang LaSalle paid $180.0 million in cash for all of the acquired companies ("COMPASS"). The purchase of the companies also includes provisions for an earnout payment of up to $77.5 million over five years. The acquisition was accounted for as a purchase and, accordingly, operating results of this business subsequent to the date of acquisition are included in the accompanying Consolidated Statements of Earnings. The excess purchase price over the fair value of the identifiable assets and liabilities acquired was $175.6 million, including transaction costs, of which $35.1 million was allocated to management contracts and is being amortized on a straight-line basis over eight years, and $140.5 million was allocated to goodwill and is being amortized on a straight-line basis over 40 years based on Jones Lang LaSalle's estimate of useful lives.

      On April 22, 1997, Jones Lang LaSalle acquired all of the common stock of Galbreath, a property, facility and development management company. In consideration for the stock, Jones Lang LaSalle issued a 17.5% limited partnership interest in the Predecessor Partnerships to the former stockholders of Galbreath. The acquisition was accounted for as a purchase and, accordingly, operating results of this business subsequent to the date of acquisition are included in the accompanying Consolidated Statements of Earnings. The excess purchase price over the fair value of the identifiable assets and liabilities acquired was $30.6 million, including transaction costs, of which $6.1 million was allocated to management contracts that are being amortized on a straight-line basis over eight years and $24.5 million was allocated to goodwill which is being amortized on a straight-line basis over 40 years based on Jones Lang LaSalle's estimate of useful lives.

      JONES LANG WOOTTON MERGER

      On March 11, 1999, LaSalle Partners merged its business with that of JLW and changed its name to Jones Lang LaSalle Incorporated. In accordance with the purchase and sale agreements, Jones Lang LaSalle issued
14.3 million shares of its common stock on March 11, 1999, plus
$6.2 million in cash (collectively, the "Consideration") in connection with the acquisition of the property and asset management, advisory and other real estate businesses operated by a series of JLW partnerships and corporations in Europe, Asia, Australia, North America and New Zealand. Approximately 12.5 million of the shares were issued to former JLW equity owners (having both direct and indirect ownership) and 1.8 million of the shares were placed in an employee stock ownership trust ("ESOT") to be distributed by December 31, 2000 to selected employees of the former JLW entities. Included in the total ESOT shares are .9 million shares that were allocated on March 11, 1999 and .2 million that were allocated on December 31, 1999, with the remaining .7 million shares to be allocated on December 31, 2000. Issuance of the shares was not registered under the U.S. securities laws, and the shares are generally subject to a contractual one-year restriction on sale.

      Included in the 14.3 million shares originally issued were
1.2 million shares which were subject to a post-closing net worth adjustment. The procedures related to the post-closing net worth calculation were completed during the third quarter and resulted in
 .5 million shares being retained by Jones Lang LaSalle and an additional $.5 million in cash consideration being due to certain of the former JLW shareholders.

      The transaction, which was principally structured as a share exchange, has been treated as a purchase and is being accounted for using both APB Opinion No. 16, "Business Combinations" and APB Opinion No. 25, "Accounting for Stock Issued to Employees" as reflected in the following table. Accordingly, JLW's operating results have been included in Jones Lang LaSalle's results as of March 1, 1999, the effective date of the merger for accounting purposes.

 ACCOUNTING METHOD
(SHARES IN MILLIONS)          NO. OF SHARES     % OF SHARES ISSUED
--------------------          -------------     ------------------

APB Opinion No. 16                  7.2                52%
APB Opinion No. 25 -
  Fixed Award                       5.3                38%
  Variable Award                    1.3                10%

Net Shares Issued                   13.8              100%

      As noted in the previous table, 7.2 million shares, or 52% of the shares issued, are subject to accounting under APB Opinion No. 16. The value of those shares totaled $141.9 million for accounting purposes based on the five-day average closing stock price surrounding the date the financial terms of the merger with JLW were substantially complete, discounted at a rate of 20% for transferability restrictions. The value of the shares, in addition to a cash payment of approximately $6.2 million and capitalizable transaction costs of approximately $15.8 million were allocated to the identifiable assets acquired and liabilities assumed, based on management's estimate of fair value, which totaled $252.6 million and $240.7 million, respectively. Included in the assets acquired is $32.2 million in cash. Included in the liabilities assumed is $47.4 million of obligations to former partners for undistributed earnings, of which $9.5 million remains unpaid at December 31, 1999. The resulting excess purchase price of $152.0 million was allocated to goodwill which is being amortized on a straight-line basis over 40 years based on management's estimate of useful lives.

      The remaining 6.6 million shares, or 48% of the shares issued, and $.4 million in cash paid are subject to accounting under APB Opinion
No. 25. Accordingly, shares issued are being accounted for as compensation expense or deferred compensation expense to the extent they are subject to forfeiture or vesting provisions. Included in the 6.6 million shares are
1.3 million shares that are subject to variable stock award plan accounting. The remaining 5.3 million shares and the $.4 million in cash paid are subject to fixed stock award plan accounting. Compensation expense incurred for the year ended December 31, 1999 totaled $101.6 million, inclusive of the compensation expense recognized at closing and the amortization of deferred compensation for the periods.

      UNAUDITED COMBINED PRO FORMA RESULTS

      The following unaudited combined pro forma results give effect to the merger with JLW as if it had occurred on January 1, 1998 and the acquisitions of COMPASS and Galbreath and estimated incremental general and administrative costs associated with operations as a public company and the repayment of Jones Lang LaSalle's long-term debt out of the proceeds of the Offering, as if these events occurred on January 1, 1997 ($ in thousands):

                                           1999        1998       1997
                                         --------    --------   --------

Total revenue. . . . . . . . . . . . .   $813,899    $848,325   $317,788
Net earnings (loss). . . . . . . . . .   (108,253)   (108,365)    16,683
Basic earnings (loss)
  per common share . . . . . . . . . .      (4.50)      (4.47)      1.03
Diluted earnings (loss)
  per common share . . . . . . . . . .      (4.50)      (4.47)      1.02

      The above combined pro forma results are based upon available information and certain assumptions that management believes are reasonable. These pro forma results are not necessarily indicative of what the actual results of operations would have been for the three-year period ended December 31, 1999 had Jones Lang LaSalle completed the merger with JLW, the acquisitions of COMPASS and the Galbreath common stock and consummated its conversion to corporate form and the Offering transactions as of the dates indicated nor does it purport to represent the future financial position or results of operations of Jones Lang LaSalle.

(4)  DISPOSITION

      Effective December 31, 1996, Jones Lang LaSalle sold its Construction Management business and certain related assets to a former member of management for a $9.1 million note. The note, which is secured by the current and future assets of the business, is due December 31, 2006 and bears interest at rates of 6.8% to 10.0%, with interest payments due annually. Annual principal repayments began in January 1998.

      Under the terms of the Asset Purchase Agreement, Jones Lang LaSalle agreed to provide certain financial assistance and administrative and financial services, at cost, beginning in January 1997. The nature of these arrangements prohibited Jones Lang LaSalle from recognizing the sale as a divestiture prior to December 31, 1999. As such, Jones Lang LaSalle accounted for the results of operations, including principal and interest received on the note, in a method similar to the equity method of accounting. As such, principal and interest received under the note were treated as a reduction of such net assets and as a reserve, if necessary, for any anticipated financial exposure under the terms of the Asset Purchase Agreement with the remainder recognized as income. Revenue recognized for the years ended December 31, 1999, 1998 and 1997 was $1.8 million, $1.3 million and $1.1 million, respectively, and has been reflected in Fee Based Services in the accompanying Consolidated Statements of Earnings.

      As of December 31, 1999, Jones Lang LaSalle had received substantial principal payments on its note receivable and is no longer obligated to provide financial assistance to the Construction Management business under the Asset Purchase Agreement. Accordingly, Jones Lang LaSalle recognized the disposition as a divestiture at December 31, 1999 and has recognized a resulting gain of $7.5 million in the Consolidated Statement of Earnings.

(5)  BUSINESS SEGMENTS

      As a result of the merger with JLW, Jones Lang LaSalle is managing its business along a combination of functional and geographic lines. In the fourth quarter of 1999, Jones Lang LaSalle consolidated its operations in Asia and Australasia into a unified region now known as Asia Pacific. Accordingly, operations are now classified into five business segments: two global businesses, (i) Investment Management and (ii) Hotel Services; and three geographic regions, (iii) the Americas, (iv) Europe and (v) Asia Pacific. The Investment Management segment provides real estate investment management services to institutional investors, corporations, and high net worth individuals. The Hotel Services segment provides strategic advisory, sales, acquisition, valuation and asset management services related solely to hotel, conference and resort properties. The geographic regions of the Americas, Europe and Asia Pacific each provide Owner and Occupier Services which consist primarily of tenant representation and agency leasing, investment disposition and acquisition, and valuation services (collectively, "implementation services") and property, facility, development and project management services (collectively, "management fees"). Results for 1998 and 1997 have been realigned based upon the current business segments.

      Total revenue by industry segment includes revenue derived from services provided to other segments. Operating income represents total revenue less direct and indirect allocable expenses. Jones Lang LaSalle allocates all expenses, other than interest and income taxes, as nearly all expenses incurred benefit one or more of the segments. Merger related non-recurring charges are not allocated to the segments.

JONES LANG LASALLE INCORPORATED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)  BUSINESS SEGMENTS

      Summarized financial information by business segment for 1999, 1998 and 1997 are as follows ($ in thousands):

                                           1999        1998       1997
                                         --------    --------   --------
OWNER AND OCCUPIER SERVICES
 - AMERICAS
  Revenue:
    Implementation services. . . . . .   $151,769    $119,928   $ 90,817
    Management fees. . . . . . . . . .    117,395      82,330     48,264
    Equity earnings. . . . . . . . . .        873         369        816
    Other services . . . . . . . . . .     11,883      10,168      6,270
    Gain on sale of business . . . . .      7,502       --         --
    Intersegment revenue . . . . . . .      3,661       2,353      1,659
                                         --------    --------   --------
                                          293,083     215,148    147,826
Operating expenses:
  Compensation, operating and
    administrative expenses. . . . . .    243,883     176,184    118,683
  Depreciation and amortization. . . .     19,843       8,787      4,796
                                         --------    --------   --------
      Operating income . . . . . . . .   $ 29,357    $ 30,177   $ 24,347
                                         ========    ========   ========

                                           1999        1998       1997
                                         --------    --------   --------
EUROPE
 Revenue:
  Implementation services. . . . . . .   $171,935    $    831   $    710
  Management fees. . . . . . . . . . .     79,454         755      --
  Equity losses. . . . . . . . . . . .       (219)      --         --
  Other services . . . . . . . . . . .      1,998         168      --
                                         --------    --------   --------
                                          253,168       1,754        710
Operating expenses:
  Compensation, operating and
    administrative expenses. . . . . .    215,830       1,243        625
  Depreciation and amortization. . . .      8,047          47      --
                                         --------    --------   --------
      Operating income . . . . . . . .   $ 29,291    $    464   $     85
                                         ========    ========   ========

ASIA PACIFIC
 Revenue:
  Implementation services. . . . . . .   $ 69,899    $  1,543   $    319
  Management fees. . . . . . . . . . .     36,651          81      --
  Equity earnings. . . . . . . . . . .        117       --         --
  Other services . . . . . . . . . . .      7,577           6      --
                                         --------    --------   --------
                                          114,244       1,630        319
Operating expenses:
  Compensation, operating and
    administrative expenses. . . . . .    101,642       2,883        971
  Depreciation and amortization. . . .      4,976         107          6
                                         --------    --------   --------
      Operating income (loss). . . . .   $  7,626    $ (1,360)  $   (658)
                                         ========    ========   ========

HOTEL SERVICES
 Revenue:
  Implementation services. . . . . . .   $ 10,089       --         --
  Management fees. . . . . . . . . . .      1,301       --         --
  Other services . . . . . . . . . . .      2,375       --         --
                                         --------    --------   --------
                                           13,765       --         --
Operating expenses:
  Compensation, operating and
    administrative expenses. . . . . .     11,340       --         --
  Depreciation and amortization. . . .        149       --         --
                                         --------    --------   --------
      Operating income . . . . . . . .   $  2,276    $  --      $  --
                                         ========    ========   ========

INVESTMENT MANAGEMENT
 Revenue:
  Implementation services. . . . . . .   $ 11,488    $  6,402   $  3,600
  Advisory fees. . . . . . . . . . . .     67,560      77,140     70,817
  Equity earnings. . . . . . . . . . .      5,447       3,542      2,422
  Other services . . . . . . . . . . .        345       1,201        738
  Intersegment revenue . . . . . . . .        136       --         --
                                         --------    --------   --------
                                           84,976      88,285     77,577
 Operating expenses:
  Compensation, operating and
    administrative expenses. . . . . .     69,767      65,189     61,946
  Depreciation and amortization. . . .      3,661       4,514      4,291
                                         --------    --------   --------
      Operating income . . . . . . . .   $ 11,548    $ 18,582   $ 11,340
                                         ========    ========   ========

                                           1999        1998       1997
                                         --------    --------   --------

Total segment revenue. . . . . . . . .   $759,236    $306,817   $226,432
Intersegment revenue eliminations. . .     (3,797)     (2,353)    (1,659)
                                         --------    --------   --------

        Total revenue. . . . . . . . .    755,439     304,464    224,773

Total segment operating expenses . . .    679,138     258,954    191,318
Intersegment operating expense
  eliminations . . . . . . . . . . . .     (3,797)     (2,353)    (1,659)
                                         --------    --------   --------
        Total operating expenses
          before merger related
          non-recurring charges(1) . .    675,341     256,601    189,659

        Merger related non-recurring
          charges(1) . . . . . . . . .    151,401      10,021      --
                                         --------    --------   --------
        Operating income (loss). . . .   $(71,303)   $ 37,842   $ 35,114
                                         ========    ========   ========
--------

(1) Merger related non-recurring charges consist of integration and transition costs related to the merger with JLW and the COMPASS acquisition and compensation expense incurred associated with the issuance of shares to former employees of JLW in connection with the JLW merger.

      Identifiable assets by segment are those assets that are used by or are a result of each segment's business. Corporate assets are principally cash and cash equivalents, office furniture and computer hardware and software.

      The following table reconciles segment identifiable assets to consolidated assets, investments in real estate ventures to consolidated investments in real estate ventures and fixed asset expenditures to consolidated fixed asset expenditures.



                                              1999                               1998                   1997
                                              ----                               ----                   ----
                                             Invest-                            Invest-
                                              ments       Fixed                  ments       Fixed     Fixed
                                  Identi-    in Real      Asset      Identi-    in Real      Asset     Asset
                                  fiable     Estate       Expen-     fiable     Estate       Expen-    Expen-
($ in thousands)                  Assets     Ventures     ditures    Assets     Ventures     ditures   ditures
----------------                 --------    --------    --------   --------    --------    --------   --------

Owner and Occupier Services:

  Americas . . . . . . . . . .   $428,226    $  9,604    $ 19,294   $355,840    $  7,059     $14,022   $  5,536

  Europe . . . . . . . . . . .    226,535       --         10,328      5,221       --          --         --

  Asia Pacific . . . . . . . .    149,365       --          5,867     14,859       --             30        117

Hotel Services . . . . . . . .      5,193       --             20      --          --          --         --

Investment Management. . . . .    107,000      57,701       3,999     98,060      45,917       1,540        624

Corporate. . . . . . . . . . .      8,481       --            763     16,941       --          --         --
                                 --------    --------    --------   --------    --------    --------   --------

Consolidated . . . . . . . . .   $924,800    $ 67,305    $ 40,271   $490,921    $ 52,976    $ 15,592   $  6,277
                                 ========    ========    ========   ========    ========    ========   ========


      Jones Lang LaSalle conducts business in two countries which individually comprise over 10% of total revenue and total assets in 1999. Geographic segment information is as follows ($ in thousands):

                                                    Total      Long-Lived
                                                   Revenue       Assets
                                                  --------     ----------
        United States. . . . . . . . . . .        $339,339       $292,102
        United Kingdom . . . . . . . . . .         160,238        108,788
        Other foreign countries. . . . . .         255,862        156,695
                                                  --------       --------
                                                  $755,439       $557,585
                                                  ========       ========

      Long-lived assets include intangibles resulting from business acquisitions and the JLW merger.

(6)  INVESTMENTS IN REAL ESTATE VENTURES

      Jones Lang LaSalle has invested in certain real estate ventures that own and operate commercial real estate. These investments include noncontrolling general and limited partnership ownership interests generally ranging from less than 1% to 49.5% of the respective ventures. Jones Lang LaSalle has made initial capital contributions to the ventures and had remaining commitments to certain ventures for additional capital contributions of approximately $28.7 million as of December 31, 1999. Substantially all venture interests are held by corporate subsidiaries of Jones Lang LaSalle. Accordingly, Jones Lang LaSalle's exposure to liabilities and losses of the ventures is limited to its initial and remaining commitments. To the extent Jones Lang LaSalle's investment basis differs from its share of the equity of an unconsolidated investment, such difference is amortized over the depreciable lives of the investee's investment assets.

      Included in investment in real estate ventures is an investment in LaSalle Hotel Properties ("LHO"), a real estate investment trust, which completed its initial public offering in April 1998. LHO was formed to own hotel properties and to continue and expand the hotel investment activities of Jones Lang LaSalle by investing principally in upscale and luxury full-service hotels located primarily in major business and urban, resort and convention markets. Jones Lang LaSalle provides advisory, acquisition and administrative services to LHO for which it receives a base advisory fee calculated as a percentage of net operating income, as well as performance fees based on growth in funds from operations on a per share basis. Such performance fees, if any, are paid in the form of LHO common stock or units, at Jones Lang LaSalle's option. LHO was formed with 10 hotels, nine of which Jones Lang LaSalle had a nominal co-investment in and acted as the investment advisor for. In accordance with the individual investment advisory agreements, Jones Lang LaSalle earned and received performance fees totaling $15.2 million on the disposition of certain of the assets. Jones Lang LaSalle contributed its ownership interests in the hotels as well as the related performance fees to LHO for an effective ownership interest of approximately 6.4%.

      Such investments have been accounted for under the equity method of accounting in the accompanying Consolidated Financial Statements. As such, Jones Lang LaSalle recognizes its share of the underlying profits and losses of the ventures as revenue in the accompanying Consolidated Statements of Earnings. Jones Lang LaSalle generally is entitled to operating distributions in accordance with its respective ownership interests.

      Summarized combined financial information for the above unconsolidated ventures is presented below ($ in thousands):

                                        1999         1998        1997
                                     ----------   ----------  ----------
Balance Sheet:
  Investments in real estate . . .   $2,081,747   $2,021,372  $1,236,217
  Total assets . . . . . . . . . .   $2,603,815   $2,513,483  $1,406,236
                                     ----------   ----------  ----------
  Mortgage indebtedness. . . . . .   $  695,442   $  614,349  $  579,310
                                     ==========   ==========  ==========

  Total liabilities. . . . . . . .   $1,327,824   $  977,194  $  631,807

      Total equity . . . . . . . .   $1,275,991   $1,536,289  $  774,429
                                     ==========   ==========  ==========

Investments in real estate
  ventures . . . . . . . . . . . .   $   66,538   $   52,083  $   17,100
                                     ==========   ==========  ==========

Statements of Operations:
  Revenues . . . . . . . . . . . .   $  403,557   $  298,886  $  288,709
  Net earnings . . . . . . . . . .   $  115,571   $  104,095  $   96,725
                                     ----------   ----------  ----------
Equity in earnings from real
  estate ventures. . . . . . . . .   $    6,218   $    3,911  $    3,238
                                     ==========   ==========  ==========

      During 1999, 1998 and 1997, Jones Lang LaSalle made loans to certain of these real estate ventures, of which $6.7 million, $15.5 million and $4.7 million was outstanding at December 31, 1999, 1998 and 1997, respectively, and is included in notes and other receivables in the accompanying Consolidated Balance Sheets. These notes, which bear interest rates of 7.25% to 8.0%, are to be repaid by 2005.

      Jones Lang LaSalle also has investments that are accounted for using the cost method that totaled $.8 million, $.9 million and $1.0 million at December 31, 1999, 1998 and 1997, respectively.

(7)  DEBT

      CREDIT FACILITIES

      On October 27, 1999, Jones Lang LaSalle closed a new $380.0 million unsecured credit agreement. The agreement includes a $223.5 million three-year revolving facility and a $156.5 million term facility due October 15, 2000 (collectively, the "New Facilities"). Jones Lang LaSalle is authorized under the agreement to increase the revolving facility up to a total of $250.0 million and the term facility up to a total of $175.0 million through the expansion of its existing bank group. Jones Lang LaSalle is currently in discussions with additional banks to increase the New Facilities, however, there can be no guarantee as to the final outcome of these discussions. The New Facilities replaced the five-year unsecured $150.0 million revolving credit facility, $175.0 million term credit facility and $30.0 million short-term facility (the "Previous Facilities").

      The revolving facility is available for working capital, co-investments and acquisitions. As of December 31, 1999, there was $316.2 million outstanding on the New Facilities, of which $156.5 million is classified as current.

      The New Facilities are guaranteed by certain of Jones Lang LaSalle's subsidiaries. Jones Lang LaSalle must maintain a certain level of consolidated net worth and a ratio of funded debt to earnings before interest expense, taxes, depreciation and amortization ("EBITDA"). Jones Lang LaSalle must also meet a minimum interest coverage ratio, a minimum liquidity ratio and minimum EBITDA. Additionally, Jones Lang LaSalle is restricted from, among other things, incurring certain levels of indebtedness to lenders outside of the New Facilities, disposing of a significant portion of its assets, and paying dividends until the term facility is repaid. Lender approval is required for certain levels of co-investment. The New Facilities bear variable rates of interest based on market rates. Jones Lang LaSalle uses interest rate swaps to convert a portion of the floating rate indebtedness to a fixed rate. The effective interest rate on the Previous Facilities and the New Facilities was 6.48% for the year ended December 31, 1999, including the effect of interest rate swap agreements. The effective interest rate on the Previous Facilities for the year ended December 31, 1998 was 6.1%, including the effect of interest rate swap agreements.

      Jones Lang LaSalle also has various interest bearing overdraft facilities and short-term credit facilities in Europe and Asia Pacific. The aggregate amount available under these facilities approximates
$32.8 million, of which $4.1 million was outstanding as of December 31, 1999. Borrowings on these facilities are currently limited to $50.0 million under the terms of the New Facilities.

(8)  LEASES

      Jones Lang LaSalle leases office space in various buildings for its own use. The terms of these non-cancellable operating leases provide for Jones Lang LaSalle to pay base rent and a share of increases in operating expenses and real estate taxes in excess of defined amounts. Jones Lang LaSalle also leases equipment under both operating and capital lease arrangements.

      Minimum future lease payments (i.e., base rent for leases of office space) due in each of the next five years ending December 31 and thereafter are as follows ($ in thousands):
                                                Operating      Capital
                                                 Leases        Leases
                                               ----------     ----------
        2000 . . . . . . . . . . . . . . .        $36,270       $  1,957
        2001 . . . . . . . . . . . . . . .         33,408          1,314
        2002 . . . . . . . . . . . . . . .         26,813            461
        2003 . . . . . . . . . . . . . . .         21,077            386
        2004 . . . . . . . . . . . . . . .         17,091            169
        Thereafter . . . . . . . . . . . .         37,410             92
                                                 --------       --------
                                                 $172,069       $  4,379
                                                 ========       ========

      Assets recorded under capital leases in the Consolidated Balance Sheet at December 31, 1999 are as follows ($ in thousands):


                                                             1999
                                                           --------

        Furniture, fixtures and equipment. . . . . . .       $2,244
        Computer equipment and software. . . . . . . .        2,492
        Automobiles. . . . . . . . . . . . . . . . . .          455
        Leasehold improvements . . . . . . . . . . . .        1,775
                                                           --------
                                                              6,966
        Less accumulated depreciation
          and amortization . . . . . . . . . . . . . .       (3,557)
                                                           --------
        Net assets under capital leases. . . . . . . .     $  3,409
                                                           ========

      Rent expense was $45.0 million, $9.8 million and $7.1 million, during 1999, 1998 and 1997, respectively.

(9)  INCOME TAXES

      For the year ended December 31, 1999, 1998 and for the period subsequent to conversion to corporate form in 1997, Jones Lang LaSalle's provision for income taxes aggregated $5.3 million, $13.2 million and $11.0 million, respectively, and consisted of the following ($ in thousands):

                                             Year Ended December 31,
                                         1999         1998        1997
                                       --------     --------    --------
U.S. Federal:
  Current. . . . . . . . . . . . .     $(11,762)    $ 11,843    $  3,930
  Deferred tax . . . . . . . . . .        2,570       (1,970)      2,656
                                       --------     --------    --------
                                         (9,192)       9,873       6,586
                                       --------     --------    --------
State and Local:
  Current. . . . . . . . . . . . .       (2,979)       2,819         823
  Deferred tax . . . . . . . . . .          901         (144)      1,000
                                       --------     --------    --------
                                         (2,078)       2,675       1,823
                                       --------     --------    --------
Foreign:
  Current. . . . . . . . . . . . .       17,959        1,506       2,600
  Deferred tax . . . . . . . . . .       (1,361)        (830)      --
                                       --------     --------    --------
                                         16,598          676       2,600
                                       --------     --------    --------
Total. . . . . . . . . . . . . . .     $  5,328     $ 13,224    $ 11,009
                                       ========     ========    ========

      For the period prior to the incorporation of the Predecessor Partnerships, the accompanying Consolidated Statements of Earnings include a federal and state income tax provision for wholly owned corporate subsidiaries and a state tax provision for certain states that require partnerships to pay income taxes. For the period January 1, 1997 through July 21, 1997, such amounts aggregated $1.1 million. No other provision for income taxes was made for those periods as the liability for such taxes would have been that of the respective partners of the Predecessor Partnerships. As a result of Jones Lang LaSalle's conversion from partnership to corporate form in July 1997, a tax benefit of $6.8 million was recognized related to deferred tax assets recorded in accordance with the provisions of SFAS No. 109 arising from temporary differences between the book and tax basis of Jones Lang LaSalle's assets and liabilities at the date of conversion.

      Income tax expense for 1999, 1998 and for the period subsequent to conversion to corporate form for 1997 differed from the amounts computed by applying the U.S. federal income tax rate of 35% to earnings before provision for income taxes (a loss of $89.5 million for the year ended December 31, 1999, income of $33.7 million for the year ended December 31, 1998 and income of $28.6 million for the period July 22, 1997 through December 31, 1997) as a result of the following ($ in thousands):

                            1999              1998             1997
                            ----              ----             ----
Computed "expected"
  tax expense
 (benefit) . . . . .   $(31,330)35.0%    $11,791  35.0%   $10,009  35.0%
Increase (reduction)
 in income taxes
 resulting from:
  Nondeductible stock
   compensation
   expense . . . . .     34,078(38.1%)        -      -         -      -

                            1999              1998             1997
                            ----              ----             ----
State and local
 income taxes,
 net of federal
 income tax
 benefit . . . . . .     (1,350) 1.5%      1,739   5.2%     1,185   4.1%
Amortization of
 goodwill and other
 intangibles . . . .         76 (0.1%)    (1,182) (3.5%)     (573) (2.0%)
Nondeductible
 expenses. . . . . .      2,402 (2.7%)       807   2.4%       205   0.7%
Foreign earnings
 taxed at varying
 rates . . . . . . .     (1,022) 1.1%         -      -         -      -
Valuation allowances      1,552 (1.7%)        -      -         -      -
Other, net . . . . .        922 (1.0%)        69   0.2%       183   0.7%
                        ------- -----    -------  -----   -------  -----
                        $ 5,328 (6.0%)   $13,224  39.3%   $11,009  38.5%
                        ======= =====    =======  =====   =======  =====

      Domestic and foreign losses before provision for income taxes for the year ended December 31, 1999 were $35.6 million and $53.9 million, respectively. Domestic and foreign earnings before provision for income taxes for the year ended December 31, 1998 were $29.9 million and $3.8 million, respectively.

      The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below ($ in thousands):

                                         1999         1998        1997
                                       --------     --------    --------
Deferred tax assets:
  Accrued expenses . . . . . . . .     $ 13,525     $  3,957    $  2,205
  Allowances for uncollectible
    accounts . . . . . . . . . . .        3,983        3,238       2,208
  Foreign tax credit carry-
    forwards . . . . . . . . . . .        3,634        3,800       2,600
  Foreign loss carry-forwards. . .        3,326          830       --
  Property and equipment . . . . .        2,233        1,644       1,397
  Investments in real estate
    ventures . . . . . . . . . . .        1,208        --          --
  Alternative minimum tax
    credit carryover . . . . . . .          750        --          --
  Other. . . . . . . . . . . . . .          639          355         554
                                       --------     --------    --------
                                         29,298       13,824       8,964

      Less valuation allowances. .        2,020        --          --
                                       --------     --------    --------
                                       $ 27,278     $ 13,824    $  8,964
                                       ========     ========    ========

Deferred tax liabilities:
  Prepaid pension asset. . . . . .     $  6,978     $  --       $  --
  Intangible assets. . . . . . . .        3,743        --          --
  Income deferred for tax
    purposes . . . . . . . . . . .        3,329        --          --
  Investments in real estate
    ventures . . . . . . . . . . .        --           2,483       2,820
  Other. . . . . . . . . . . . . .        1,820          716       1,065
                                       --------     --------    --------
                                       $ 15,870     $  3,199    $  3,885
                                       ========     ========    ========

      In connection with the merger with JLW, Jones Lang LaSalle recorded deferred tax assets of $13.3 million and deferred tax liabilities of $8.2 million as part of its purchase price allocation. In connection with the COMPASS acquisition, Jones Lang LaSalle recorded deferred tax assets of $2.6 million as part of its purchase price allocation.

      A deferred U.S. tax liability has not been provided on the unremitted earnings of foreign subsidiaries because it is the intent of Jones Lang LaSalle to permanently reinvest such earnings.

      As of December 31, 1999, Jones Lang LaSalle has available
$3.6 million of foreign tax credit carryforwards for U.S. federal income tax purposes, which expire in 2002 through 2004. There were also foreign loss carryforwards at December 31, 1999 approximating $10.8 million which expire in 2003 and thereafter.

      The net deferred tax asset of $11.4 million at December 31, 1999 is considered realizable given past income and estimates of future income. These considerations include, but are not limited to, net operating losses, earnings trends and tax planning strategies. Valuation allowances have been provided with regard to the tax benefit of certain foreign net operating loss carryforwards for which utilization is not probable.

(10)  RETIREMENT PLANS

      DEFINED CONTRIBUTION PLANS

      Jones Lang LaSalle has a qualified profit sharing plan that incorporates IRC Section 401(k) for its eligible U.S. employees.
Contributions under the qualified profit sharing plan are made via a combination of employer match and an annual contribution on behalf of eligible employees. Included in the accompanying Consolidated Statements of Earnings for the years ended December 31, 1999, 1998 and 1997 are contributions of $4.2 million, $1.8 million and $1.7 million, respectively.

      Related trust assets of the Plan are managed by trustees and are excluded from the accompanying Consolidated Financial Statements.

      Jones Lang LaSalle, through the merger with JLW, maintains several defined contribution retirement plans for its eligible non-U.S. employees. Contributions to these plans were approximately $2.0 million for the year ended December 31, 1999. Amounts contributed to similar plans for the year ended December 31, 1998, prior to the merger with JLW, were immaterial.

      DEFINED BENEFIT PLANS

      Jones Lang LaSalle maintains several contributory defined benefit pension plans to provide retirement benefits to eligible employees in certain countries. It is Jones Lang LaSalle's policy to fund the minimum annual contributions required by applicable regulations.

      Net periodic pension cost consisted of the following ($ in thousands):

                                                             1999
                                                           --------
Employer service cost - benefits earned
  during the year. . . . . . . . . . . . . . . . . .       $  5,902
Interest cost on projected benefit obligation. . . .          3,680
Expected (return) loss on plan assets. . . . . . . .         (5,332)
Net amortization/deferrals . . . . . . . . . . . . .         (1,224)
                                                           --------
Net periodic pension cost. . . . . . . . . . . . . .       $  3,026
                                                           ========

      The change in benefit obligation and plan assets and reconciliation of funded status as of December 31, 1999 are as follows ($ in thousands):

                                                             1999
                                                           --------
Change in benefit obligation:
  Projected benefit obligation at beginning
    of year. . . . . . . . . . . . . . . . . . . . .       $  --
  Merger with JLW. . . . . . . . . . . . . . . . . .         85,311
  Service cost . . . . . . . . . . . . . . . . . . .          5,902
  Interest cost. . . . . . . . . . . . . . . . . . .          3,680
  Benefits paid. . . . . . . . . . . . . . . . . . .         (1,631)
  Actuarial loss . . . . . . . . . . . . . . . . . .         (4,309)
  Changes in foreign exchange rates. . . . . . . . .            210
                                                           --------
      Projected benefit obligation at end of year. .       $ 89,163
                                                           ========

Change in plan assets:
  Fair value of plan assets at beginning of year . .       $  --
  Merger with JLW. . . . . . . . . . . . . . . . . .        111,197
  Actual return on plan assets . . . . . . . . . . .          5,729
  Benefits paid. . . . . . . . . . . . . . . . . . .         (2,610)
  Changes in foreign exchange rates. . . . . . . . .            408
                                                           --------
      Fair value of plan assets at end of year . . .       $114,724
                                                           ========

Reconciliation of funded status:
  Funded status. . . . . . . . . . . . . . . . . . .       $ 25,561
  Unrecognized actuarial loss. . . . . . . . . . . .         (2,153)
                                                           --------
      Net amount recognized. . . . . . . . . . . . .       $ 23,408
                                                           ========

      The amounts recognized in the accompanying Consolidated Balance Sheet as of December 31, 1999 are as follows ($ in thousands):

                                                             1999
                                                           --------
Prepaid pension asset. . . . . . . . . . . . . . . .       $ 23,956
Accrued pension liability. . . . . . . . . . . . . .           (548)
                                                           --------
      Net amount recognized. . . . . . . . . . . . .       $ 23,408
                                                           ========

      For one of the plans, the accumulated benefit obligation exceeded the fair value of the plan assets at December 31, 1999. The related aggregate benefit obligation was $2.4 million and the aggregate fair value of the plan assets was $1.9 million.

      Weighted average assumptions used in developing the projected benefit obligation as of December 31 were generally as follows:

                                                             1999
                                                           --------

Discount rate used in determining present values . .          6.25%
Annual increase in future compensation levels. . . .          4.00%
Expected long-term rate of return on assets. . . . .          7.50%


      Plan assets consist of a diversified portfolio of fixed-income investments and equity securities.

(11)  STOCK OPTION AND STOCK COMPENSATION PLANS

      STOCK AWARD AND INCENTIVE PLAN

      In 1997, Jones Lang LaSalle adopted a stock award and incentive plan that provides for the granting of options to purchase a specified number of shares of common stock and other stock awards to eligible participants of Jones Lang LaSalle. Under the plan, the total number of shares of common stock available to be issued is 4,160,000. The options are granted at the market value of common stock at the date of grant. The options vest at such times and conditions as the Compensation Committee of the Board of Directors of Jones Lang LaSalle determines and sets forth in the award agreement. Such options granted in 1999 and 1998 vest over a period of zero to five years. Such options granted in 1997 vest over a period of one to six years. Certain 1997 options having a six-year vesting period are subject to an accelerated vesting schedule based on the future average stock price. At December 31, 1999 and 1998, there were 2,127,662 and 973,100 additional shares, respectively, available for grant under the stock award and incentive plan.

      The per share weighted-average fair value of options granted during 1999, 1998 and 1997 was $17.63, $16.44 and $11.63 on the date of grant using the Black Scholes option-pricing model with the following weighted-average assumptions:

                                         1999         1998        1997
                                       --------     --------    --------

Expected dividend yield. . . . . .        0.00%        0.00%       0.00%

Risk-free interest rate. . . . . .        6.90%        4.95%       6.95%

Expected life. . . . . . . . . . .       6 to 9       6 to 9      6 to 9
                                          years        years       years

Expected volatility. . . . . . . .       47.34%       41.50%      16.50%

Contractual terms. . . . . . . . .      7 to 10      7 to 10     7 to 10
                                          years        years       years

      Jones Lang LaSalle accounts for its stock option and compensation plans under the provisions of SFAS No. 123, which allows entities to continue to apply the provisions of APB No. 25 and provide pro forma net income and net income per share disclosures for employee option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. Jones Lang LaSalle has elected to apply the provisions of APB No. 25 in accounting for its stock award and incentive plan, and, accordingly, no compensation cost has been recognized for its stock award and incentive plan in the Consolidated Financial Statements. Had Jones Lang LaSalle determined compensation cost based upon the fair value at the date of grant for its options as set forth under SFAS No. 123, Jones Lang LaSalle's net earnings (loss), basic earnings (loss) per common share and diluted earnings (loss) per common share would have been as follows ($ in thousands, except share data):

                                         1999         1998       1997(1)
                                       --------     --------    --------

Net earnings (loss). . . . . . . .     $(98,767)    $ 15,689    $ 23,924
Basic earnings (loss)
  per common share . . . . . . . .        (4.37)        0.97        1.48
Diluted earnings (loss)
  per common share . . . . . . . .        (4.37)        0.96        1.47
--------

(1) Earnings per share for 1997 is calculated based on earnings for the period from conversion to corporate form, July 22, 1997, through December 31, 1997.

      Stock option activity is as follows (shares in thousands):

                     1999                 1998               1997
                     ----                 ----               ----
                        Weighted-            Weighted-          Weighted-
                Shares  Average     Shares   Average    Shares  Average
                ------  ---------   ------   ---------  ------  ---------
Outstanding
 at beginning
 of year . . . 1,241.9     $26.75    738.0     $23.29      -      $  -
Granted. . . .   997.6      31.45    524.9      31.71    740.5     23.29
Exercised. . .   (21.3)     23.25      -          -        -         -
Forfeited. . .  (207.2)     31.39    (21.0)     29.56     (2.5)    23.00
               -------     ------    -----     ------    -----    ------
Outstanding
 at end of
 year. . . . . 2,011.0     $28.67   1,241.9    $26.75    738.0    $23.29
               =======     ======   =======    ======    =====    ======

      At December 31, 1999, 1998 and 1997, the range of exercise prices and weighted-average remaining contractual life of outstanding options was $9.31-$43.88 and 6.5 years, $23.00-$43.88 and 7.6 years, and $23.00-$35.06 and 9.5 years, respectively. At December 31, 1999 and 1998, approximately 645,333 and 534,000 options were exercisable, respectively. None of the options were exercisable at December 31, 1997.

      OTHER STOCK COMPENSATION PROGRAMS

      In 1999, Jones Lang LaSalle established a stock compensation program for certain of its employees pursuant to which they are awarded a portion of their annual bonus in the form of restricted shares of Jones Lang LaSalle common stock. The number of shares awarded was enhanced by Jones Lang LaSalle by 20% in 1999 and will be enhanced by 15% in future years. The shares vest 50% at eighteen months from the date of grant and the remaining 50% at thirty months from the date of grant. The related compensation cost is amortized to expense over the vesting period.

      In 1997 and 1998, Jones Lang LaSalle maintained a Stock Compensation Program ("SCP") for eligible employees. Under this plan, employee contributions for stock purchases were enhanced by Jones Lang LaSalle through an additional contribution of 15%. Employee contributions vested immediately while Jones Lang LaSalle contributions were subject to various vesting periods. The related compensation cost is amortized to expense over the vesting period. As of December 31, 1999, 37,598 shares have been issued under this plan. The plan was suspended in 1999.

      In 1998, Jones Lang LaSalle adopted an Employee Stock Purchase Plan ("ESPP") for eligible employees. Under this plan, employee contributions for stock purchases will be enhanced by Jones Lang LaSalle through an additional contribution of 15%. Employee contributions and Jones Lang LaSalle contributions vest immediately. As of December 31, 1999, 226,165 shares have been issued under this plan.

(12)  TRANSACTIONS WITH AFFILIATES

      Certain officers of Jones Lang LaSalle are trustees for real estate funds that were organized by a subsidiary. Jones Lang LaSalle earns advisory and management fees for services rendered to the funds. Included in the accompanying Consolidated Financial Statements are revenues of $.2 million, $2.3 million and $4.2 million for 1999, 1998 and 1997, respectively, as well as receivables of $.03 million and $.1 million at December 31, 1999 and 1998, respectively, related to such services.

      Jones Lang LaSalle also earns fees and commissions for services rendered to affiliates of Dai-ichi Life Property Holdings, Inc. and Galbreath Holdings, LLC, two significant stockholders and real estate ventures in which Jones Lang LaSalle has an equity interest. Included in the accompanying Consolidated Financial Statements are revenues from such affiliates of $39.0 million, $45.9 million and $33.0 million for 1999, 1998 and 1997, respectively, as well as receivables for reimbursable expenses and revenues as of December 31, 1999 and 1998 of $8.7 million and $9.3 million, respectively.

(13)  COMMITMENTS AND CONTINGENCIES

      At December 31, 1999, Jones Lang LaSalle has several completion and budget guarantees relating to development projects. Management does not expect to incur any material losses under these guarantees.

      Jones Lang LaSalle is a defendant in various litigation matters arising in the ordinary course of business, some of which involve claims for damages that are substantial in amount. Many of these litigation matters are covered by insurance. In the opinion of Management, the ultimate resolution of such litigation matters is not expected to have a material adverse effect on the financial position, results of operations or liquidity of Jones Lang LaSalle.

(14)  SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

      Jones Lang LaSalle Finance B.V. intends to issue Senior Notes (the "Notes") due 2007 with a value of Euros 165.0 million ($152.4 million). The payment obligations under the Notes are fully and unconditionally guaranteed by Jones Lang LaSalle and certain of its wholly-owned subsidiaries; Jones Lang LaSalle America's, Inc., LaSalle Investment Management Inc., Jones Lang LaSalle International, Inc., Jones LaSalle Co-Investment, Inc., LaSalle Hotel Advisors, Inc., and Jones Lang
LaSalle Ltd. (the "Guarantor Subsidiaries"). All of Jones Lang LaSalle's remaining subsidiaries (the "Non-Guarantor Subsidiaries") are owned by the Guarantor Subsidiaries. The following supplemental Consolidating Condensed Balance Sheets as of December 31, 1999 and 1998, Consolidating Condensed Statement of Earnings and Consolidating Condensed Statement of Cash Flows for the years ended December 31, 1999, and 1998 present financial information for (i) Jones Lang LaSalle (carrying any investment in subsidiaries under the equity method), (ii) Jones Lang LaSalle Finance B.V. (the issuer of the Notes), (iii) on a combined basis the Guarantor Subsidiaries (carrying any investment in Non-Guarantor subsidiaries under the equity method) and (iv) on a combined basis the Non-Guarantor Subsidiaries. Condensed consolidating financial information has not been presented for any period prior to the year ended December 31, 1998 because no Guarantor Subsidiaries existed prior to January 1, 1998. Separate financial statements of the Guarantor Subsidiaries are not presented because the guarantors are jointly, severally, and unconditionally liable under the guarantees, and Jones Lang LaSalle believes that separate financial statements and other disclosures regarding the Guarantor Subsidiaries are not material to investors. In general, Jones Lang LaSalle has entered into third party borrowings, financing its subsidiaries via intercompany accounts that are then converted into equity on a periodic basis. All intercompany activity has been included as subsidiary activity in investing activities in the Consolidating Condensed Statements of Cash Flows. Cash is managed on a consolidated basis and there is a right of offset between bank accounts in the different groupings of legal entities in the condensed consolidating financial information. Therefore, in certain cases negative cash balances have not been reallocated to payables as they legally offset positive cash balances elsewhere in Jones Lang LaSalle. In certain cases, taxes have been calculated on the basis of a group position that includes both Guarantor and Non-Guarantor Subsidiaries. In such cases, the taxes have been allocated to individual legal entities on the basis of that legal entity's pre tax income.

                                       CONDENSED CONSOLIDATING BALANCE SHEET
                                              As of December 31, 1999
                                                 ($ in thousands)
                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
ASSETS
------

  Cash and cash equivalents. .     $   (615)     $     -      $  1,027      $ 22,896     $     -       $ 23,308

  Trade receivables,
    net of allowances. . . . .        2,070            -       128,599       139,924           -        270,593
  Other current assets . . . .       23,379            -        15,223        16,179           -         54,781
                                   --------      --------     --------      --------     --------      --------
      Total current assets . .       24,834            -       144,849       178,999           -        348,682

Property and equipment,
  at cost, less accumulated
  depreciation . . . . . . . .          749            -        48,491        27,230           -         76,470
Intangibles resulting from
  business acquisitions and
  JLW merger, net of
  accumulated amortization . .           -             -       287,848        79,367           -        367,215
Other assets, net. . . . . . .        3,010            -        38,147        91,276           -        132,433
Investment in subsidiaries . .      357,593            -       348,702            -      (706,295)           -
                                   --------      --------     --------      --------    ---------      --------
                                   $386,186      $     -      $868,037      $376,872    $(706,295)     $924,800
                                   ========      ========     ========      ========    =========      ========




                                 CONDENSED CONSOLIDATING BALANCE SHEET - CONTINUED



                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
LIABILITIES AND
STOCKHOLDERS' EQUITY
--------------------

  Accounts payable and
    accrued liabilities. . . .     $ (4,847)     $     -      $ 30,516      $ 62,588    $      -       $ 88,257
  Short-term borrowings. . . .      156,471            -           959         5,213           -        162,643
  Other current liabilities. .     (250,272)           -       485,978       (66,487)          -        169,219
                                   --------      --------     --------      --------    ---------      --------
      Total current
        liabilities. . . . . .      (98,648)           -       517,453         1,314           -        420,119

Long-term liabilities:
  Credit facilities. . . . . .      159,743            -            -             -            -        159,743
  Other long-term
    liabilities. . . . . . . .        1,155            -        (7,009)       26,856           -         21,002
                                   --------      --------     --------      --------    ---------      --------
    Total liabilities. . . . .       62,250            -       510,444        28,170           -        600,864

Commitments and contingencies

  Stockholders' equity . . . .      323,936            -       357,593       348,702     (706,295)      323,936
                                   --------      --------     --------      --------    ---------      --------
                                   $386,186      $     -      $868,037      $376,872    $(706,295)     $924,800
                                   ========      ========     ========      ========    =========      ========







(14)  SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

                                   CONDENSED CONSOLIDATING STATEMENT OF EARNINGS
                                           Year Ended December 31, 1999
                                                 ($ in thousands)
                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
Revenue. . . . . . . . . . . .     $     -       $     -      $342,871      $412,568     $     -       $755,439
  Equity earnings (loss)
    from subsidiaries. . . . .        8,970            -        53,410            -       (62,380)           -
                                   --------      --------     --------      --------     --------      --------
    Total revenue. . . . . . .        8,970            -       396,281       412,568      (62,380)      755,439

Operating expenses before
  merger related non-recurring
  charges. . . . . . . . . . .       13,816            -       341,276       320,249           -        675,341

Merger related non-recurring
  charges. . . . . . . . . . .      100,054            -        41,536         9,811           -        151,401
                                   --------      --------     --------      --------     --------      --------
    Operating income (loss). .     (104,900)           -        13,469        82,508      (62,380)      (71,303)

Interest expense,
  net of interest income . . .        1,979            -        16,325           (93)          -         18,211
                                   --------      --------     --------      --------     --------      --------
    Earnings (loss) before
      provision (benefit)
      for income taxes . . . .     (106,879)           -        (2,856)       82,601      (62,380)      (89,514)

    Net provision (benefit)
      for income taxes . . . .      (12,037)           -       (11,826)       29,191           -          5,328
                                   --------      --------     --------      --------     --------      --------
    Net earnings (loss). . . .     $(94,842)     $     -      $  8,970      $ 53,410     $(62,380)     $(94,842)
                                   ========      ========     ========      ========     ========      ========


                                          JONES LANG LASALLE INCORPORATED

                                  CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                                           Year Ended December 31, 1999
                                                 ($ in thousands)

                                               Jones Lang
                                                LaSalle                                           Consolidated
                                              Incorporated                                        Jones Lang
                                              (Parent and       Guarantor       Non-Guarantor       LaSalle
                                              (Guarantor)      Subsidiaries      Subsidiaries     Incorporated
                                              ------------     ------------     -------------     ------------
Cash flows provided by (used in)
  operating activities . . . . . . . . .         $(27,865)        $(77,145)         $ 71,803         $(33,207)
                                                 --------         --------          --------         --------
Cash flows provided by (used in)
 investing activities:
  Net capital additions-property
    and equipment. . . . . . . . . . . .             (734)         (24,517)          (11,597)         (36,848)
  Cash balances assumed in Jones
    Lang Wootton merger, net of
    cash paid and transaction costs. . .             -              19,388           (47,092)         (27,704)
  Other acquisitions and investments,
    net of cash acquired and
    transaction costs. . . . . . . . . .             -              (1,022)           (2,008)          (3,030)
  Subsidiary activity. . . . . . . . . .          (91,893)          93,929            (2,036)            -
  Investments in real estate ventures. .             -              (4,533)            4,972              439
                                                 --------         --------          --------         --------
        Net cash provided by (used in)
          investing activities . . . . .          (92,627)          83,245           (57,761)         (67,143)

Cash flows provided by (used in)
 financing activities:
  Net borrowings under credit facility .          326,004             -                 -             326,004
  Proceeds from borrowings under
    credit facility. . . . . . . . . . .         (212,022)          (7,233)           (4,224)        (223,479)
  Common stock issued under stock
    option plan. . . . . . . . . . . . .            4,192             -                 -               4,192
                                                 --------         --------          --------         --------
        Net cash provided by (used in)
          financing activities . . . . .          118,174           (7,233)           (4,224)         106,717
                                                 --------         --------          --------         --------




                                          JONES LANG LASALLE INCORPORATED

                            CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS - CONTINUED
                                           Year Ended December 31, 1999
                                                 ($ in thousands)


                                               Jones Lang
                                                LaSalle                                           Consolidated
                                              Incorporated                                        Jones Lang
                                              (Parent and       Guarantor       Non-Guarantor       LaSalle
                                              (Guarantor)      Subsidiaries      Subsidiaries     Incorporated
                                              ------------     ------------     -------------     ------------

        Net increase (decrease) in
          cash and cash equivalents. . .           (2,318)          (1,133)            9,818            6,367
        Cash and cash equivalents,
          January 1. . . . . . . . . . .            1,703            2,160            13,078           16,941
                                                 --------         --------          --------         --------

        Cash and cash equivalents,
          December 31. . . . . . . . . .         $   (615)        $  1,027          $ 22,896         $ 23,308
                                                 ========         ========          ========         ========



























                                       CONDENSED CONSOLIDATING BALANCE SHEET
                                              As of December 31, 1998
                                                 ($ in thousands)
                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
        ASSETS
        ------

Cash and cash equivalents. . .     $  1,703      $   -        $  2,160      $ 13,078    $    -         $ 16,941
Trade receivables,
  net of allowances. . . . . .        3,683          -          46,170        67,112         -          116,965
Other current assets . . . . .        8,438          -          16,637         7,463         -           32,538
                                   --------      --------     --------      --------    ---------      --------
      Total current assets . .       13,824          -          64,967        87,653         -          166,444

Property and equipment,
  at cost, less accumulated
  depreciation . . . . . . . .           56          -          23,214          5,503        -           28,773
Intangibles resulting from
  business acquisitions and
  JLW merger, net of
  accumulated amortization . .         -             -         229,432             5         -          229,437
Other assets, net. . . . . . .        2,098          -           5,896        58,273         -           66,267
Investment in subsidiaries . .       75,425          -          80,361          -        (155,786)         -
                                   --------      --------     --------      --------    ---------      --------
                                   $ 91,403      $   -        $403,870      $151,434    $(155,786)     $490,921
                                   ========      ========     ========      ========    =========      ========





                                 CONDENSED CONSOLIDATING BALANCE SHEET - CONTINUED



                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
        LIABILITIES AND
        STOCKHOLDERS' EQUITY
        --------------------

Accounts payable and
  accrued liabilities. . . . .     $  8,372      $   -        $ 23,275      $ 19,454    $    -         $ 51,101
Other current liabilities. . .     (289,888)         -         316,338        40,272         -           66,722
                                   --------      --------     --------      --------    ---------      --------
      Total current
        liabilities. . . . . .     (281,516)         -         339,613        59,726         -          117,823

Long-term liabilities:
  Credit facilities. . . . . .      202,923          -            -             -            -          202,923
Other long-term liabilities. .          424          -         (11,168)       11,347         -              603
                                   --------      --------     --------      --------    ---------      --------
      Total liabilities. . . .      (78,169)         -         328,445        71,073         -          321,349

Commitments and contingencies

Stockholders' equity . . . . .      169,572          -          75,425        80,361     (155,786)      169,572
                                   --------      --------     --------      --------    ---------      --------
                                   $ 91,403      $   -        $403,870      $151,434    $(155,786)     $490,921
                                   ========      ========     ========      ========    =========      ========




                                   CONDENSED CONSOLIDATING STATEMENT OF EARNINGS
                                           Year Ended December 31, 1998
                                                 ($ in thousands)
                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------

Revenue. . . . . . . . . . . .     $    859      $   -        $157,047      $146,558     $   -         $304,464
Equity earnings (loss)
  from subsidiaries. . . . . .       26,723          -          55,283          -         (82,006)         -
                                   --------      --------     --------      --------     --------      --------
      Total revenue. . . . . .       27,582          -         212,330       146,558      (82,006)      304,464

Operating expenses before
  merger related non-recurring
  charges. . . . . . . . . . .        6,943          -         166,531        83,127         -          256,601
Merger related non-recurring
  charges. . . . . . . . . . .         -             -          10,021          -            -           10,021
                                   --------      --------     --------      --------     --------      --------
      Operating income (loss).       20,639          -          35,778        63,431      (82,006)       37,842
Interest expense,
  net of interest income . . .       (2,471)         -           5,484         1,140         -            4,153
                                   --------      --------     --------      --------     --------      --------
      Earnings (loss) before
        provision (benefit)
        for income taxes . . .       23,110          -          30,294        62,291      (82,006)       33,689

      Net provision (benefit)
        for income taxes . . .        2,645          -           3,571         7,008         -           13,224
                                   --------      --------     --------      --------     --------      --------
      Net earnings (loss). . .     $ 20,465      $   -        $ 26,723      $ 55,283     $(82,006)     $ 20,465
                                   ========      ========     ========      ========     ========      ========


                                  CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                                           Year Ended December 31, 1998
                                                 ($ in thousands)
                                               Jones Lang
                                                LaSalle                                           Consolidated
                                              Incorporated                                        Jones Lang
                                              (Parent and       Guarantor       Non-Guarantor       LaSalle
                                              (Guarantor)      Subsidiaries      Subsidiaries     Incorporated
                                              ------------     ------------     -------------     ------------
Cash flows provided by (used in)
  operating activities . . . . . . . . .         $  1,823         $(29,534)         $ 46,980         $ 19,269
Cash flows provided by (used in)
 investing activities:
  Net capital additions-property
    and equipment. . . . . . . . . . . .              (49)         (11,518)           (4,025)         (15,592)
  Cash balances assumed in Jones
    Lang Wootton merger, net of
    cash paid and transaction costs. . .             -                -                 -                -
  Other acquisitions and investments,
    net of cash acquired and
    transaction costs. . . . . . . . . .             -            (178,919)             -            (178,919)
  Subsidiary activity. . . . . . . . . .         (202,253)         213,938           (11,685)            -
  Investments in real estate ventures. .             -             (10,229)          (30,625)         (40,854)
                                                 --------         --------          --------         --------
      Net cash used in investing
        activities . . . . . . . . . . .         (202,302)          13,272           (46,335)        (235,365)

Cash flows provided by (used in)
 financing activities:
  Net borrowings under credit facility .          356,929             -                 -             356,929
  Proceeds from borrowings under
    credit facility. . . . . . . . . . .         (154,552)            -                 -            (154,552)
  Common stock issued under stock
    option plan. . . . . . . . . . . . .             -                -                 -                -
                                                 --------         --------          --------         --------
      Net cash provided by
        financing activities . . . . . .          202,377             -                 -             202,377
                                                 --------         --------          --------         --------
      Net increase (decrease) in
        cash and cash equivalents. . . .            1,898          (16,262)              645          (13,719)
      Cash and cash equivalents,
        January 1. . . . . . . . . . . .             (195)          18,422            12,433           30,660
                                                 --------         --------          --------         --------
      Cash and cash equivalents,
        December 31. . . . . . . . . . .         $  1,703         $  2,160          $ 13,078         $ 16,941
                                                 ========         ========          ========         ========


                      JONES LANG LASALLE INCORPORATED

                        Consolidated Balance Sheets
                   March 31, 2000 and December 31, 1999
                              (in thousands)
                                (Unaudited)



                                                 March 31,   December 31,
                                                   2000          1999
                                                ----------   ------------
     ASSETS
     ------

Current assets:
  Cash and cash equivalents. . . . . . . . .      $ 15,771      $ 23,308
  Trade receivables, net of allowances
    of 10,996 and 9,871 in 2000 and 1999,
    respectively . . . . . . . . . . . . . .       235,090       270,593
  Notes receivable and advances to
    real estate ventures . . . . . . . . . .         4,616         4,519
  Other receivables. . . . . . . . . . . . .         4,570         7,045
  Income tax refund receivable . . . . . . .        14,500        14,500
  Prepaid expenses . . . . . . . . . . . . .        10,117         9,598
  Deferred tax assets. . . . . . . . . . . .        16,699        13,673
  Other assets . . . . . . . . . . . . . . .        16,563         5,446
                                                  --------      --------
      Total current assets . . . . . . . . .      $317,926      $348,682
                                                  ========      ========

Property and equipment, at cost,
  less accumulated depreciation of 60,015
  and 55,943 in 2000 and 1999, respectively.      $ 78,505      $ 76,470
Intangibles resulting from business
  acquisitions and JLW merger, net of
  accumulated amortization of 31,599 and
  27,515 in 2000 and 1999, respectively. . .       363,700       367,215
Investments in real estate ventures. . . . .        73,246        67,305
Long-term receivables, net . . . . . . . . .        27,494        27,962
Prepaid pension asset. . . . . . . . . . . .        22,800        23,956
Deferred tax assets. . . . . . . . . . . . .         5,188         5,270
Other assets, net. . . . . . . . . . . . . .         8,813         7,940
                                                  --------      --------
                                                  $897,672      $924,800
                                                  ========      ========






















       See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

     Consolidated Balance Sheets March 31, 2000 and December 31, 1999
                              (in thousands)
                                (Unaudited)



                                                 March 31,   December 31,
                                                   2000          1999
                                                ----------   ------------
      LIABILITIES AND
      STOCKHOLDERS' EQUITY
      --------------------

Current liabilities:
  Accounts payable and accrued liabilities .      $ 92,029      $ 88,257
  Accrued compensation . . . . . . . . . . .        70,758       142,960
  Short-term borrowings. . . . . . . . . . .       181,394       162,643
  Deferred tax liabilities . . . . . . . . .           231          -
  Other liabilities. . . . . . . . . . . . .        21,614        26,259
                                                  --------      --------
      Total current liabilities. . . . . . .      $366,026      $420,119
                                                  ========      ========

Long-term liabilities:
  Credit facilities. . . . . . . . . . . . .      $194,466      $159,743
  Deferred tax liabilities . . . . . . . . .         7,225         7,535
  Other. . . . . . . . . . . . . . . . . . .        15,539        12,878
                                                  --------      --------
      Total liabilities. . . . . . . . . . .       583,256       600,275

Commitments and contingencies

Minority interest in consolidated
  subsidiaries . . . . . . . . . . . . . . .           554           589
Stockholders' equity:
  Common stock, $.01 par value per share,
    100,000,000 shares authorized;
    30,288,978 and 30,285,472 shares
    issued and outstanding as of 2000
    and 1999, respectively . . . . . . . . .           303           303
  Additional paid-in capital . . . . . . . .       449,132       442,699
  Unallocated ESOT shares. . . . . . . . . .            (7)           (7)
  Deferred stock compensation. . . . . . . .       (56,531)      (70,106)
  Retained deficit . . . . . . . . . . . . .       (75,022)      (50,050)
  Accumulated other comprehensive income . .        (4,013)        1,097
                                                  --------      --------
      Total stockholders' equity . . . . . .       313,862       323,936
                                                  --------      --------
                                                  $897,672      $924,800
                                                  ========      ========
















       See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

       Consolidated Statements of Earnings and Comprehensive Income
            For the Three Months Ended March 31, 2000 and 1999
                     (in thousands, except share data)
                                (Unaudited)

                                                 March 31,     March 31,
                                                   2000          1999
                                                ----------    ----------
Revenue:
  Fee based services . . . . . . . . . . . .      $180,423      $100,704
  Equity in earnings from uncon-
    solidated ventures . . . . . . . . . . .         5,940           181
  Other income . . . . . . . . . . . . . . .           617           536
                                                  --------      --------
      Total revenue. . . . . . . . . . . . .       186,980       101,421

Operating expenses:
  Compensation and benefits. . . . . . . . .       130,237        75,439
  Operating, administrative and other. . . .        51,485        31,317
  Depreciation and amortization. . . . . . .        10,694         6,955
                                                  --------      --------
      Total operating expenses before
        merger related non-recurring
        charges. . . . . . . . . . . . . . .       192,416       113,711
                                                  --------      --------
Operating loss before merger related
  non-recurring charges. . . . . . . . . . .        (5,436)      (12,290)

Merger related non-recurring charges:
  Stock compensation expense . . . . . . . .        18,326        46,199
  Integration and transition expense . . . .          -            7,844
                                                  --------      --------
      Total merger related non-recurring
        charges. . . . . . . . . . . . . . .        18,326        54,043
                                                  --------      --------
      Total operating expenses . . . . . . .       210,742       167,754
                                                  --------      --------
      Operating loss . . . . . . . . . . . .       (23,762)      (66,333)

Interest expense, net of interest income . .         6,675         2,642
                                                  --------      --------

Loss before benefit for income taxes . . . .       (30,437)      (68,975)
Net benefit for income taxes . . . . . . . .        (5,465)      (13,560)
                                                  --------      --------
      Net loss . . . . . . . . . . . . . . .      $(24,972)     $(55,415)
                                                  ========      ========
Other comprehensive income:
  Foreign currency translation adjustments .        (5,110)         (433)

    Comprehensive loss . . . . . . . . . . .      $(30,082)     $(55,848)
                                                  ========      ========

Basic loss per common share. . . . . . . . .      $  (1.02)     $  (3.09)
                                                  ========      ========

Basic weighted average shares outstanding. .    24,395,021    17,914,221
                                                ==========    ==========

Diluted loss per common share. . . . . . . .      $  (1.02)     $  (3.09)
                                                  ========      ========

Diluted weighted average shares
  outstanding. . . . . . . . . . . . . . . .    24,395,021    17,914,221
                                                ==========    ==========

       See accompanying notes to consolidated financial statements.

                                          JONES LANG LASALLE INCORPORATED

                                  Consolidated Statements of Stockholders' Equity
                                Periods Ended March 31, 2000 and December 31, 1999
                                         (in thousands, except share data)
                                                    (Unaudited)
                                                                                                Accu-
                                                                                               mulated
                                                                                                Other
                                                    Addi-      Unallo-  Deferred               Compre-
                               Common Stock         tional     cated     Stock    Retained     hensive
                          ----------------------    Paid-In    ESOT     Compen-   Earnings     Income
                             Shares      Amount     Capital    Shares   sation    (Deficit)    (loss)    Total
                          ------------  --------   --------   --------  --------  ---------   --------  --------
Balances at
 December 31, 1998 . . . . .16,264,176     $163   $123,543      $-        $-       $44,792     $1,074  $169,572
  Net loss . . . . . . . . .     -         -          -          -         -       (94,842)      -      (94,842)
Shares issued in
 connection with:
  Stock option plan. . . . .   21,292      -           495       -         -          -          -          495
Stock purchase programs. . .  199,587         2      3,695       -         -          -          -        3,697
Share activity related
 to JLW merger:
  Shares issued at
    closing. . . . . . . . .14,254,116      143    355,233         (9) (160,253)      -          -      195,114
  Adjustment shares
    subsequently retained. . (453,699)       (5)    (8,462)      -         -          -          -       (8,467)
  ESOT shares allocated. . .     -         -          1,597         2      -          -          -        1,599
  Stock compensation
    adjustments. . . . . . .     -         -       (33,402)      -       27,906       -          -       (5,496)
  Amortization of
    deferred stock
    compensation . . . . . .     -         -          -          -       62,241       -          -       62,241

Cumulative effect of
  foreign currency
  translation
  adjustments. . . . . . . .     -         -          -          -         -          -            23        23
                           ----------  --------   --------   --------  --------   --------   --------  --------
Balances at
  December 31, 1999. . . . .30,285,472      303    442,699         (7)  (70,106)   (50,050)     1,097   323,936





                                          JONES LANG LASALLE INCORPORATED

                            Consolidated Statements of Stockholders' Equity - Continued


                                                                                                Accu-
                                                                                               mulated
                                                                                                Other
                                                    Addi-      Unallo-  Deferred               Compre-
                               Common Stock         tional     cated     Stock    Retained     hensive
                          ----------------------    Paid-In    ESOT     Compen-   Earnings     Income
                             Shares      Amount     Capital    Shares   sation    (Deficit)    (loss)    Total
                          ------------  --------   --------   --------  --------  ---------   --------  --------

Net loss . . . . . . . . . .     -         -          -          -         -       (24,972)      -      (24,972)
Shares issued in
 connection with:
  Stock purchase
    programs . . . . . . . .   65,306         1      2,425       -         -          -          -        2,426
Share activity related
 to JLW merger:
  Shares repurchased
    for payment of
    taxes on ESOT
  Shares allocated at
    December 31, 1999. . . .  (61,800)       (1)      (743)      -         -          -          -         (744)
  Stock compensation
    adjustments. . . . . . .     -         -         4,751       -       (4,304)      -          -          447
  Amortization of
    deferred stock
    compensation . . . . . .     -         -          -          -       17,879       -          -       17,879
  Other. . . . . . . . . . .     -         -          -          -         -          -        (5,110)   (5,110)
                           ----------  --------   --------   --------  --------   --------   --------  --------
Balances at
  March 31, 2000 . . . . . .30,288,978 $    303   $449,132   $     (7) $(56,531)  $(75,022)  $ (4,013) $313,862
                           ==========  ========   ========   ========  ========   ========   ========  ========












                           See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

                   Consolidated Statements of Cash Flows
                Three Months Ended March 31, 2000 and 1999
                  (in thousands, unless otherwise noted)
                                (Unaudited)


                                                   2000          1999
                                                ----------    ----------
Cash flows from operating activities:
  Net loss . . . . . . . . . . . . . . . . .      $(24,972)     $(55,415)
  Reconciliation of net loss to net
   cash used in operating activities:
    Depreciation and amortization. . . . . .        10,694         6,955
    Equity in earnings from uncon-
      solidated ventures . . . . . . . . . .        (5,940)         (181)
    Provision for loss on receivables
      and other assets . . . . . . . . . . .         1,455         2,524
    Stock compensation expense . . . . . . .        18,326        46,199
    Amortization of deferred compensation. .           691          -
Changes in:
  Receivables. . . . . . . . . . . . . . . .        33,639        16,729
  Prepaid expenses and other assets. . . . .        (1,552)       (4,894)
  Deferred tax assets and income tax
    refund receivable. . . . . . . . . . . .        (9,426)      (20,180)
  Accounts payable, accrued liabilities
    and accrued compensation . . . . . . . .       (76,948)      (23,412)
                                                  --------      --------
      Net cash used in operating
        activities . . . . . . . . . . . . .       (54,033)      (31,675)

Cash flows provided by (used in)
 investing activities:
  Net capital additions - property
    and equipment. . . . . . . . . . . . . .       (10,266)       (5,888)
  Cash paid in connection with Jones
    Lang Wootton merger, net of cash
    balances assumed . . . . . . . . . . . .          -          (33,930)
  Other acquisitions and investments,
    net of cash balances assumed . . . . . .        (1,250)       (1,380)
  Investments in real estate ventures:
    Capital contributions and advances
      to real estate ventures. . . . . . . .        (2,363)         (366)
    Distributions, repayments of advances
      and sale of investments. . . . . . . .         4,475         3,525
                                                  --------      --------
        Net cash used in
          investing activities . . . . . . .        (9,404)      (38,039)

Cash flows provided by financing activities:
  Proceeds from borrowings under
    credit facilities. . . . . . . . . . . .       117,356       118,556
  Repayments of borrowings under
    credit facilities. . . . . . . . . . . .       (63,882)      (27,159)
  Common stock issued under stock option
    plan and stock purchase programs . . . .         2,426         1,363
                                                  --------      --------
        Net cash provided by
          financing activities . . . . . . .        55,900        92,760
                                                  --------      --------
        Net (decrease) increase in
          cash and cash equivalents. . . . .        (7,537)       23,046
        Cash and cash equivalents,
          beginning of period. . . . . . . .        23,308        16,941
                                                  --------      --------
        Cash and cash equivalents,
          end of period. . . . . . . . . . .      $ 15,771      $ 39,987
                                                  ========      ========

                      JONES LANG LASALLE INCORPORATED

                                                   2000          1999
                                                ----------    ----------

Supplemental disclosure of cash flow
 information:
  Cash paid during the period for:
    Interest . . . . . . . . . . . . . . . .      $  5,665      $  2,595
    Taxes, net of refunds. . . . . . . . . .         2,609        10,041
    Non-cash investing and financing
     activities:
      Acquisitions and merger:
       Shares issued in connection
         with merger . . . . . . . . . . . .          -          149,521
       Fair value of assets acquired . . . .           174      (206,992)
       Fair value of liabilities assumed . .         3,797       179,025
       Goodwill. . . . . . . . . . . . . . .        (3,971)     (156,864)
       Other investments . . . . . . . . . .        (1,250)         -
                                                  --------      --------
        Cash paid, net of cash
          balances assumed . . . . . . . . .      $ (1,250)     $(35,310)
                                                  ========      ========









































       See accompanying notes to consolidated financial statements.

                      JONES LANG LASALLE INCORPORATED

                Notes to Consolidated Financial Statements
                (in millions, except where otherwise noted)
                                (Unaudited)

      These notes should be read in conjunction with the notes to our audited financial statements, which are included above commencing on page F-12.

(1)  ACCOUNTING POLICIES

      INTERIM INFORMATION

      The consolidated financial statements as of March 31, 2000 and for the three month periods ended March 31, 2000 and 1999 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the consolidated financial statements for these interim periods have been included. The results for the periods ended March 31, 2000 and 1999 are not necessarily indicative of the results to be obtained for the full fiscal year.

      Certain prior year amounts have been reclassified to conform with the current presentation.

      BONUS INCENTIVE COMPENSATION

      In the first quarter of 2000, Jones Lang LaSalle changed its method of estimating and allocating bonus incentive compensation to interim periods. The impact of this change for the three months ended March 31, 2000 was to reduce compensation expense by approximately $8.2 million. This change does not impact the overall compensation cost that will be incurred during the year ended December 31, 2000, but rather the periods in which it is recognized.

      EARNINGS PER SHARE

      The basic and diluted losses per common share were calculated based on basic weighted average shares outstanding of 24.4 million and
17.9 million for the three month periods ended March 31, 2000 and 1999, respectively. As a result of the operating losses incurred for these periods, diluted weighted average shares outstanding for the three month periods ended March 31, 2000 and 1999 do not give effect to common stock equivalents, as to do so would be anti-dilutive. These common stock equivalents consist principally of consideration shares issued in connection with the JLW merger that are subject to vesting provisions or are contingently returnable. To a lesser extent, common stock equivalents also include outstanding stock options whose exercise price was less than the average market price of Jones Lang LaSalle's stock for the period and shares to be issued under employee stock compensation programs.

      STATEMENT OF CASH FLOWS

      The effects of foreign currency translation on cash balances are reflected in cash flows from operating activities on the Consolidated Statements of Cash Flows.

(2)  JONES LANG WOOTTON MERGER

      On March 11, 1999, LaSalle Partners Incorporated merged its businesses with those of the Jones Lang Wootton companies ("JLW") and changed its name to Jones Lang LaSalle Incorporated. In accordance with the purchase and sale agreements, Jones Lang LaSalle issued 14.3 million shares of common stock and paid cash consideration of $6.2 million. This trans-action, which was principally structured as a share exchange, has been treated as an acquisition and is being accounted for using both APB Opinion

No. 16, "Business Combinations" and APB Opinion No. 25, "Accounting for Stock Issued to Employees." See our Annual Report on Form 10-K for the fiscal year ended December 31, 1999 for a full discussion of this transaction and the related accounting treatment.

      The total value attributed to the issuance of the 7.2 million shares accounted for under APB No. 16 of $141.9 million, in addition to the cash payment of $6.2 million and capitalizable transaction costs of approximately $15.8 million, have been allocated to the identifiable assets acquired and liabilities assumed, based on management's estimates of fair value, which totaled $251.4 million and $244.5 million, respectively. The resulting excess purchase price of $157.0 million was allocated to goodwill which is being amortized on a straight-line basis over 40 years based on management's estimate of useful lives. Included in the assets acquired was $32.2 million in cash and included in the liabilities assumed was $47.4 million of obligations to former partners of undistributed earnings. The liabilities assumed also included employee termination costs of $9.3 million, as well as office rental payments in excess of sublease rental income of $.3 million and telecommunication lease termination costs of $.8 million related to the closing of offices with geographic overlap in the United States. As of March 31, 2000, $.4 million of employee termination costs remain unpaid and will be paid in the remainder of 2000. Approximately $1.1 million of office closure costs remain unpaid as of March 31, 2000. These amounts will be recognized through 2002.

      In relation to the transaction, 4.6 million of the shares issued are subject to forfeiture or vesting provisions and therefore, pursuant to APB Opinion No. 25, have been accounted for as deferred compensation with compensation expense to be recognized over the forfeiture or vesting period. In addition, 1.3 million shares are deemed to be contingently returnable and therefore, are being accounted for as a variable stock award plan. Under a variable stock award plan, the amount of compensation expense and value of deferred compensation will be adjusted at the end of each quarter based on the change in stock price from the previous quarter until the final number of shares to be issued is known.

      Compensation expense incurred for the three months ended March 31, 2000 related to the amortization of deferred compensation totaled
$18.3 million, net of the quarterly adjustment for the change in stock price. Compensation expense incurred for the three months ended March 31, 1999 related to the issuance of shares and the amortization of deferred compensation totaled $46.2 million, net of the quarterly adjustment for the change in stock price. Deferred compensation at March 31, 2000 totaled $56.5 million, including the effect of the quarterly adjustment for the change in stock price, which will be amortized into compensation expense during the remainder of 2000. Such compensation expense, in addition to compensation expense anticipated to be incurred at December 31, 2000 associated with the final allocation of the shares in the employee stock ownership trust ("ESOT"), is expected to result in a significant non-cash net loss for Jones Lang LaSalle for the year.

(3)  BUSINESS SEGMENTS

      Operations are classified into five business segments: two global businesses, (i) Investment Management and (ii) Hotel Services; and Owner and Occupier Services which is divided into three geographic regions,
(iii) the Americas, (iv) Europe and (v) Asia Pacific. The Investment Management segment provides real estate investment management services to institutional investors, corporations, and high net worth individuals. The Hotels Services segment provides strategic advisory, sales, acquisition, valuation and asset management services related solely to hotel, conference and resort properties. Owner and Occupier Services consist primarily of tenant representation and agency leasing, investment disposition and acquisition, and valuation services (collectively, "implementation services") and property management, corporate property services, development and project management services (collectively, "management services").

      Total revenue by industry segment includes revenue derived from services provided to other segments. Operating income represents total revenue less direct and indirect allocable expenses. Jones Lang LaSalle allocates all expenses, other than interest and income taxes, as nearly all expenses incurred benefit one or more of the segments. Merger related non-recurring charges are not allocated to the segments.

      Summarized unaudited financial information by business segment for the three month periods ended March 31, 2000 and 1999 is as follows ($ in thousands):
                                                        Segment
                                                    Operating Results
                                                        March 31,
                                                ------------------------
                                                   2000          1999
                                                ----------    ----------
OWNER AND OCCUPIER SERVICES -
  AMERICAS
    Revenue:
      Implementation services. . . . . . . .      $ 20,704      $ 17,159
      Management services. . . . . . . . . .        29,229        26,610
      Equity losses. . . . . . . . . . . . .          (360)         (180)
      Other services . . . . . . . . . . . .           188           522
      Intersegment revenue . . . . . . . . .           395            62
                                                  --------      --------
                                                    50,156        44,173
    Operating expenses:
      Compensation, operating and
        administrative expenses. . . . . . .        59,594        57,086
      Depreciation and amortization. . . . .         5,382         5,043
                                                  --------      --------
        Operating loss . . . . . . . . . . .      $(14,820)     $(17,956)
                                                  ========      ========

  EUROPE
    Revenue:
      Implementation services. . . . . . . .      $ 59,586      $ 21,468
      Management services. . . . . . . . . .        20,176         6,331
      Equity losses. . . . . . . . . . . . .          -              (21)
      Other services . . . . . . . . . . . .           236             5
                                                  --------      --------
                                                    79,998        27,783
    Operating expenses:
      Compensation, operating and
        administrative expenses. . . . . . .        72,128        21,189
      Depreciation and amortization. . . . .         2,749           615
                                                  --------      --------
        Operating income . . . . . . . . . .      $  5,121      $  5,979
                                                  ========      ========

  ASIA PACIFIC
    Revenue:
      Implementation services. . . . . . . .      $ 18,688      $  6,210
      Management services. . . . . . . . . .        11,414         3,426
      Equity losses. . . . . . . . . . . . .          -              (24)
      Other services . . . . . . . . . . . .           167           115
                                                  --------      --------
                                                    30,269         9,727
    Operating expenses:
      Compensation, operating and
        administrative expenses. . . . . . .        28,193        11,371
      Depreciation and amortization. . . . .         1,550           406
                                                  --------      --------
        Operating income (loss). . . . . . .      $    526      $ (2,050)
                                                  ========      ========

                                                        Segment
                                                    Operating Results
                                                        March 31,
                                                ------------------------
                                                   2000          1999
                                                ----------    ----------
  HOTEL SERVICES -
    Revenue:
      Implementation services. . . . . . . .      $  3,380      $    854
      Management services. . . . . . . . . .           344          -
      Other services . . . . . . . . . . . .             1          -
                                                  --------      --------
                                                     3,725           854
    Operating expenses:
      Compensation, operating and
        administrative expenses. . . . . . .         3,353           920
      Depreciation and amortization. . . . .            28            11
                                                  --------      --------
        Operating income (loss). . . . . . .      $    344      $    (77)
                                                  ========      ========

  INVESTMENT MANAGEMENT -
    Revenue:
      Implementation services. . . . . . . .      $  2,969      $  1,861
      Advisory fees. . . . . . . . . . . . .        13,933        16,614
      Equity earnings. . . . . . . . . . . .         6,300           406
      Other services . . . . . . . . . . . .            25            65
      Intersegment revenue . . . . . . . . .          -               35
                                                  --------      --------
                                                    23,227        18,981
    Operating expenses:
      Compensation, operating and
        administrative expenses. . . . . . .        18,849        16,286
      Depreciation and amortization. . . . .           985           881
                                                  --------      --------
        Operating income . . . . . . . . . .      $  3,393      $  1,814
                                                  ========      ========

Total segment revenue. . . . . . . . . . . .      $187,375      $101,518
Intersegment revenue eliminations. . . . . .          (395)          (97)
                                                  --------      --------
        Total revenue. . . . . . . . . . . .      $186,980      $101,421
                                                  ========      ========

Total segment operating expenses . . . . . .      $192,811      $113,808
Intersegment operating expense eliminations.          (395)          (97)
                                                  --------      --------
        Total operating expenses
          before merger related
          non-recurring charges. . . . . . .      $192,416      $113,711
                                                  ========      ========
        Operating loss before merger
          related non-recurring charges. . .      $ (5,436)     $(12,290)
                                                  ========      ========

(4)  SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

      Jones Lang LaSalle Finance B.V. intends to issue Senior Notes (the "Notes") due 2007 with a value of Euros 165.0 million ($152.4 million). The payment obligations under the Notes are fully and unconditionally guaranteed by Jones Lang LaSalle and certain of its wholly-owned subsidiaries; Jones Lang LaSalle America's, Inc., LaSalle Investment Management Inc., Jones Lang LaSalle International, Inc., Jones LaSalle Co-Investment, Inc., LaSalle Hotel Advisors, Inc., and Jones Lang LaSalle Ltd. (the "Guarantor Subsidiaries"). All of Jones Lang LaSalle's remaining subsidiaries (the "Non-Guarantor Subsidiaries") are owned by the Guarantor Subsidiaries. The following supplemental Consolidating Condensed Balance Sheets as of March 31, 2000 and 1999, Consolidating Condensed Statement of Earnings and Consolidating Condensed Statement of Cash Flows for the three months ended March 31, 2000 and 1999, present financial information for
(i) Jones Lang LaSalle (carrying any investment in subsidiaries under the equity method), (ii) Jones Lang LaSalle Finance B.V. (the issuer of the Notes), (iii) on a combined basis the Guarantor Subsidiaries (carrying any investment in Non-Guarantor subsidiaries under the equity method) and
(iv) on a combined basis the Non-Guarantor Subsidiaries. Separate financial statements of the Guarantor Subsidiaries are not presented because the guarantors are jointly, severally, and unconditionally liable under the guarantees, and Jones Lang LaSalle believes that separate financial statements and other disclosures regarding the Guarantor Subsidiaries are not material to investors. In general, Jones Lang LaSalle has entered into third party borrowings, financing its subsidiaries via intercompany accounts that are then converted into equity on a periodic basis. All intercompany activity has been included as subsidiary activity in investing activities in the Consolidating Condensed Statements of Cash Flows. Cash is managed on a consolidated basis and there is a right of offset between bank accounts in the different groupings of legal entities in the condensed consolidating financial information. Therefore, in certain cases negative cash balances have not been reallocated to payables as they legally offset positive cash balances elsewhere in Jones Lang LaSalle . In certain cases, taxes have been calculated on the basis of a group position that includes both Guarantor and Non-Guarantor Subsidiaries. In such cases, the taxes have been allocated to individual legal entities on the basis of that legal entity's pre tax income.

                                       CONDENSED CONSOLIDATING BALANCE SHEET
                                               As of March 31, 2000
                                                 ($ in thousands)
                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
     ASSETS
     ------

Cash and cash equivalents. . .     $  2,035       $  -        $ (2,107)     $ 15,843     $   -         $ 15,771
Trade receivables,
  net of allowances. . . . . .        2,540          -         108,723       123,827         -          235,090
Other current assets . . . . .       31,802          -          18,477        16,786         -           67,065
                                   --------      --------     --------      --------     --------      --------
      Total current assets . .       36,377          -         125,093       156,456         -          317,926

Property and equipment,
  at cost, less accumulated
  depreciation . . . . . . . .          748          -          50,157        27,600         -           78,505
Intangibles resulting from
  business acquisitions and
  JLW merger, net of
  accumulated amortization . .         -             -         285,997        77,703         -          363,700
Other assets, net. . . . . . .        3,089          -          43,926        90,526         -          137,541
Investment in subsidiaries . .      364,686          -         364,092          -        (728,778)         -
                                   --------      --------     --------      --------     --------      --------
                                   $404,900      $   -        $869,265      $352,285    $(728,778)     $897,672
                                   ========      ========     ========      ========     ========      ========





                                 CONDENSED CONSOLIDATING BALANCE SHEET - CONTINUED


                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
      LIABILITIES AND
      STOCKHOLDERS' EQUITY
      --------------------

Accounts payable and
  accrued liabilities. . . . .     $ 10,545      $   -        $ 29,492      $ 51,992     $   -         $ 92,029
Short-term borrowings. . . . .      166,765          -           3,220        11,409         -          181,394
Other current liabilities. . .     (281,811)         -         468,872       (94,458)        -           92,603
                                   --------      --------     --------      --------     --------      --------
      Total current
        liabilities. . . . . .     (104,501)         -         501,584       (31,057)        -          366,026

Long-term liabilities:
  Credit facilities. . . . . .      194,466          -            -             -            -          194,466
  Other long-term
    liabilities. . . . . . . .        1,073          -           2,995        19,250         -           23,318
                                   --------      --------     --------      --------     --------      --------
      Total liabilities. . . .       91,038          -         504,579       (11,807)        -          583,810

Commitments and contingencies

Stockholders' equity . . . . .      313,862          -         364,686       364,092     (728,778)      313,862
                                   --------      --------     --------      --------     --------      --------
                                   $404,900      $   -        $869,265      $352,285    $(728,778)     $897,672
                                   ========      ========     ========      ========     ========      ========


                                   CONDENSED CONSOLIDATING STATEMENT OF EARNINGS
                                     For the Three Months Ended March 31, 2000
                                                 ($ in thousands)

                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------

Revenue. . . . . . . . . . . .     $   -         $   -        $ 79,718      $107,262     $   -         $186,980
Equity earnings (loss)
  from subsidiaries. . . . . .       (7,582)         -           5,936          -           1,646          -
                                   --------      --------     --------      --------     --------      --------
      Total revenue. . . . . .       (7,582)         -          85,654       107,262        1,646       186,980

Operating expenses before
  merger related non-recurring
  charges. . . . . . . . . . .        3,115          -          91,490        97,811         -          192,416
Merger related non-recurring
  charges. . . . . . . . . . .       18,326          -            -             -            -           18,326
                                   --------      --------     --------      --------     --------      --------

      Operating income (loss).      (29,023)         -          (5,836)        9,451        1,646       (23,762)

Interest expense, net of
  interest income. . . . . . .        2,373          -           4,199           103         -            6,675
                                   --------      --------     --------      --------     --------      --------
Earnings (loss) before
  provision (benefit)
  for income taxes . . . . . .      (31,396)         -         (10,035)        9,348        1,646       (30,437)

Net provision (benefit)
  for income taxes . . . . . .       (6,424)         -          (2,453)        3,412         -           (5,465)
                                   --------      --------     --------      --------     --------      --------
      Net earnings (loss). . .     $(24,972)     $   -        $ (7,582)     $  5,936     $  1,646      $(24,972)
                                   ========      ========     ========      ========     ========      ========


                                  CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                                     For the Three Months Ended March 31, 2000
                                                 ($ in thousands)
                                               Jones Lang
                                                LaSalle                                           Consolidated
                                              Incorporated                                        Jones Lang
                                              (Parent and       Guarantor       Non-Guarantor       LaSalle
                                              (Guarantor)      Subsidiaries      Subsidiaries     Incorporated
                                              ------------     ------------     -------------     ------------
Cash flows provided by (used in)
  operating activities . . . . . . . . .         $  5,399         $(31,711)         $(27,721)        $(54,033)

Cash flows provided by (used in)
 investing activities:
  Net capital additions - property
    and equipment. . . . . . . . . . . .               (7)          (5,756)           (4,503)         (10,266)
Other acquisitions and investments,
  net of cash acquired and
  transaction costs. . . . . . . . . . .             -              (1,250)             -              (1,250)
Subsidiary activity. . . . . . . . . . .          (50,185)          28,974            21,211             -
Investments in real estate ventures. . .             -               4,348            (2,236)           2,112
                                                 --------         --------          --------         --------
      Net cash provided by (used in)
        investing activities . . . . . .          (50,192)          26,316            14,472           (9,404)

Cash flows provided by financing
 activities:
  Net borrowings under credit facility .          108,899            2,261             6,196          117,356
  Proceeds from borrowings under
    credit facility. . . . . . . . . . .          (63,882)            -                 -             (63,882)
  Common stock issued under stock
    option plan. . . . . . . . . . . . .            2,426             -                 -               2,426
                                                 --------         --------          --------         --------
      Net cash provided by
        financing activities . . . . . .           47,443            2,261             6,196           55,900
                                                 --------         --------          --------         --------

Net increase (decrease) in
  cash and cash equivalents. . . . . . .            2,650           (3,134)           (7,053)          (7,537)
Cash and cash equivalents,
  January 1. . . . . . . . . . . . . . .             (615)           1,027            22,896           23,308
                                                 --------         --------          --------         --------
Cash and cash equivalents,
  March 31 . . . . . . . . . . . . . . .         $  2,035         $ (2,107)         $ 15,843         $ 15,771
                                                 ========         ========          ========         ========



                                       CONDENSED CONSOLIDATING BALANCE SHEET
                                               As of March 31, 1999
                                                 ($ in thousands)

                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
     ASSETS
     ------

Cash and cash equivalents. . .     $  2,791      $   -        $   (576)     $ 37,772     $   -         $ 39,987
Trade receivables,
  net of allowances. . . . . .        2,911          -         103,615        98,234         -          204,760
Other current assets . . . . .       15,934          -          35,110        14,070         -           65,114
                                   --------      --------     --------      --------     --------      --------
      Total current assets . .       21,636          -         138,149       150,076         -          309,861

Property and equipment,
  at cost, less accumulated
  depreciation . . . . . . . .           63          -          42,120        21,228         -           63,411
Intangibles resulting from
  business acquisitions and
  JLW merger, net of
  accumulated amortization . .         -             -         289,109       101,195         -          390,304
Other assets, net. . . . . . .        2,785          -          30,648        69,879         -          103,312
investment in subsidiaries . .      191,088          -         165,872          -        (356,960)         -
                                   --------      --------     --------      --------    ---------      --------
                                   $215,572      $   -        $665,898      $342,378    $(356,960)     $866,888
                                   ========      ========     ========      ========    =========      ========




                                 CONDENSED CONSOLIDATING BALANCE SHEET - CONTINUED



                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------
      LIABILITIES AND
      STOCKHOLDERS' EQUITY
      --------------------

Accounts payable and
  accrued liabilities. . . . .     $ 23,761      $   -        $ 52,374      $ 39,974     $   -         $116,109
Short-term borrowings. . . . .       (3,984)         -          18,298         5,637         -           19,951
Other current liabilities. . .     (401,172)         -         406,547       116,375         -          121,750
                                   --------      --------     --------      --------     --------      --------
      Total current
        liabilities. . . . . .     (381,395)         -         477,219       161,986         -          257,810

Long-term liabilities:
  Credit facilities. . . . . .      289,521          -             122         2,735         -          292,378
  Other long-term liabilities.       (4,911)         -          (2,531)       11,785         -            4,343
                                   --------      --------     --------      --------     --------      --------
      Total liabilities. . . .      (96,785)         -         474,810       176,506         -          554,531

Commitments and contingencies

Stockholders' equity . . . . .      312,357          -         191,088       165,872     (356,960)      312,357
                                   --------      --------     --------      --------    ---------      --------
                                   $215,572      $   -        $665,898      $342,378    $(356,960)     $866,888
                                   ========      ========     ========      ========    =========      ========



(4)  SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

                                   CONDENSED CONSOLIDATING STATEMENT OF EARNINGS
                                     For the Three Months Ended March 31, 1999
                                                 ($ in thousands)

                                                                                                        Consol-
                                Jones Lang                                                              idated
                                  LaSalle          Jones                      Non-                      Jones
                                Incorporated       Lang       Guarantor     Guarantor                   Lang
                                (Parent and       Finance       Sub-          Sub-        Elimin-       Incor-
                                (Guarantor)         B.V.      sidiaries     sidiaries     ations        porated
                                ------------     ---------    ---------     ---------    --------      --------

Revenue. . . . . . . . . . . .     $   -         $   -        $ 54,489      $ 46,932     $   -         $101,421
Equity earnings (loss)
  from subsidiaries. . . . . .      (16,041)         -           1,701          -          14,340          -
                                   --------      --------     --------      --------     --------      --------
      Total revenue. . . . . .      (16,041)         -          56,190        46,932       14,340       101,421

Operating expenses before
  merger related non-recurring
  charges. . . . . . . . . . .        2,261          -          66,824        44,626         -          113,711

Merger related non-recurring
  charges. . . . . . . . . . .       48,134          -           5,558           351         -           54,043
                                   --------      --------     --------      --------     --------      --------
      Operating income (loss).      (66,436)         -         (16,192)        1,955       14,340       (66,333)

Interest expense, net of
  interest income. . . . . . .       (1,045)         -           3,968          (281)        -            2,642
                                   --------      --------     --------      --------     --------      --------
Earnings (loss) before
  provision (benefit) for
  income taxes . . . . . . . .      (65,391)         -         (20,160)        2,236       14,340       (68,975)

Net provision (benefit)
  for income taxes . . . . . .       (9,976)         -          (4,119)          535         -          (13,560)
                                   --------      --------     --------      --------     --------      --------
      Net earnings (loss). . .     $(55,415)     $   -        $(16,041)     $  1,701     $ 14,340      $(55,415)
                                   ========      ========     ========      ========     ========      ========




                                  CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                                     For the Three Months Ended March 31, 1999
                                                 ($ in thousands)
                                               Jones Lang
                                                LaSalle                                           Consolidated
                                              Incorporated                                        Jones Lang
                                              (Parent and       Guarantor       Non-Guarantor       LaSalle
                                              (Guarantor)      Subsidiaries      Subsidiaries     Incorporated
                                              ------------     ------------     -------------     ------------
Cash flows provided by (used in)
  operating activities . . . . . . . . .         $ (9,931)        $(81,095)         $ 59,351         $(31,675)
Cash flows provided by (used in)
 investing activities:
  Net capital additions-property
    and equipment. . . . . . . . . . . .              (13)          (5,232)             (643)          (5,888)
  Cash balances assumed in Jones
    Lang Wootton merger, net of
    cash paid and transaction costs. . .              -            (10,244)          (23,686)         (33,930)
  Other acquisitions and investments,
    net of cash acquired and
    transaction costs. . . . . . . . . .             -              (1,380)             -              (1,380)
  Subsidiary activity. . . . . . . . . .          (72,945)          86,550           (13,605)            -
  Investments in real estate ventures. .             -                  62             3,097            3,159
                                                 --------         --------          --------         --------
      Net cash provided by (used in)
        investing activities . . . . . .          (72,958)          69,756           (34,837)         (38,039)

Cash flows provided by financing
 activities:
  Net borrowings under credit facility .          109,773            8,603               180          118,556
  Proceeds from borrowings under
    credit facility. . . . . . . . . . .          (27,159)            -                 -             (27,159)
  Common stock issued under stock
    option plan. . . . . . . . . . . . .            1,363             -                 -               1,363
                                                 --------         --------          --------         --------
      Net cash provided by
        financing activities . . . . . .           83,977            8,603               180           92,760
                                                 --------         --------          --------         --------
      Net increase (decrease) in
        cash and cash equivalents. . . .            1,088           (2,736)           24,694           23,046
      Cash and cash equivalents,
        January 1. . . . . . . . . . . .            1,703            2,160            13,078           16,941
                                                 --------         --------          --------         --------
      Cash and cash equivalents,
        March 31 . . . . . . . . . . . .         $  2,791         $   (576)         $ 37,772         $ 39,987
                                                 ========         ========          ========         ========

(5)  SUBSEQUENT EVENT

      Jones Lang LaSalle increased its unsecured credit agreement to $425 million, through the addition of five new banks to its credit group. The credit agreement is now comprised of a $250 million revolving facility maturing in October 2002 and a $175 million term facility maturing on October 15, 2000.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 11, 2000              JONES LANG LASALLE INCORPORATED



                                    By:    /s/ William E. Sullivan
                                           ------------------------------
                                    Name:  William E. Sullivan

                                    Title: Executive Vice President,
                                           Chief Financial Officer
                                           and Secretary

                               EXHIBIT INDEX
                               -------------




Exhibit 23        Consent of KPMG LLP